SEMIANNUAL REPORT January 31, 2003

                              Nuveen
                Municipal Closed-End
                     Exchange-Traded
                               Funds

                                        MICHIGAN
                                        NUM
                                        NMP
                                        NZW

                                        OHIO
                                        NUO
                                        NXI
                                        NBJ
                                        NVJ

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BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

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Chairman of the Board

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Dear
  SHAREHOLDER

Once again, I am pleased to tell you that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able
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expenses. Sign up is quick and easy - see the inside front cover of this report
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For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by a seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

March 17, 2003

Nuveen Municipal Closed-End Exchange-Traded Funds
(NUM, NMP, NZW, NUO, NXI, NBJ, NVJ)

Portfolio Manager's
               COMMENTS

Portfolio manager Rick Huber reviews U.S. and state economic conditions, key investment strategies, and the recent performance of the Michigan and Ohio Funds. Rick, who has eighteen years of investment management experience, assumed portfolio management responsibility for NUO and NXI in 2001, and for NBJ and NVJ upon their inceptions. He assumed management responsibility for the three Michigan Funds in January 2003.


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In a number of ways, economic and market conditions have not changed significantly since our last shareholder report dated July 31, 2002. The most influential factors shaping the U.S. economy and the municipal market over this reporting period continued to be the slow pace of economic growth and the relatively low levels of interest rates. Geopolitical uncertainty and the ongoing threat of terrorism also had an economic impact during this period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures continued to help many bonds perform well during much of the period ended January 31, 2003. In calendar year 2002, new municipal supply nationwide topped $357 billion, increasing 25% over 2001 levels and eclipsing the previous record of $292 billion set in 1993. This trend continued during January 2003, with a record $23.4 billion in new supply issued during the month. Demand for municipal bonds also remained strong, as many individual investors continued to seek investments offering tax-free income and diversification for their port-folios. Institutional investors, especially traditional municipal bond purchasers such as property/casualty insurance companies, also were active buyers in the municipal market.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN MICHIGAN AND OHIO?

Both Michigan ($9.6 billion, down 4%) and Ohio ($8.5 billion, down 9%) bucked the national trend in 2002 and experienced a decline in new issue supply from 2001 levels. During January 2003, new issuance in Michigan jumped 142% over January 2002, to $893 million. Ohio's new issue supply started 2003 much the same way it ended 2002. Approximately $330 million in new bonds were issued in Ohio in January 2003, down 19% from January 2002.

On the economic front, the Michigan economy continued to be weak, although manufacturing job losses have stabilized following an 18-month recession in that sector. In addition, Michigan's 300 biotechnology companies, supported by the state's major universities, have created an area of strong growth. However, the retail trade sector and the office furniture industry in western Michigan continued to shed jobs, and auto manufacturers and suppliers expect job losses over the course of 2003 due to projected declines in vehicle sales. Although the state economy remained overly reliant on the auto industry, the cost of doing business in Michigan has become more competitive, and the state's industrial base continued to slowly diversify. Financially, the state faces budget shortfalls totaling more than $800 million, and closing this gap would largely deplete the state's $1.2 billion rainy day fund. Given the reduced level of personal income tax collections, replenishing reserve fund balances could be a slow process.

On the plus side, Michigan's debt position continued to be well managed, the state's debt burden is low, and pension liabilities are fully funded.

Although Ohio also experienced some stabilization of employment in its manufacturing sector, the state's economy remained in recession, with continued job losses in the trade and services industries and a mixed outlook for financial services. Further constraining Ohio's economic growth was the state's weak demographic profile, including declining population trends and difficulty in retaining university graduates. Following shortfalls in tax collections and a downward revision in revenue projections for the next two years, Ohio's 2003 budget gap stands at $1.9 billion. Relying on one-time resources and the proceeds from tobacco settlement funds, Ohio has now severely depleted its reserves, creating concern over the state's ability to achieve a balanced budget in fiscal 2003 and 2004. Over the longer term, Ohio's well-developed transportation and distribution industries, central location, and the presence of numerous corporate head quarters should foster economic recovery in line with national trends.

Even with their budgetary problems, the credit ratings of the two states remained intact over the reporting period, although the outlook for Ohio was rated as negative by both Moody's and Standard & Poor's. Moody's also maintained a negative outlook for Michigan. As of January 31, 2003, the Moody's/Standard & Poor's credit ratings, respectively, for Michigan were Aaa/AAA and for Ohio were Aa1/AA+. Over coming months, we will continue to closely monitor the budgetary situations in these states for any potential impact on their credit ratings.


HOW DID THESE NUVEEN FUNDS PERFORM OVER THE TWELVE MONTHS ENDED JANUARY 31,
2003?

Individual results for the Michigan and Ohio Funds, as well as certain benchmarks, are presented in the accompanying table.


                                           TOTAL RETURN         LEHMAN    LIPPER
                      MARKET YIELD               ON NAV  TOTAL RETURN1  AVERAGE2
--------------------------------------------------------------------------------
                                                 1 YEAR         1 YEAR    1 YEAR
                                TAXABLE-          ENDED          ENDED     ENDED
                1/31/03      EQUIVALENT3        1/31/03        1/31/03   1/31/03
--------------------------------------------------------------------------------
NUM               5.94%            8.87%          9.92%          7.46%     9.73%
--------------------------------------------------------------------------------
NMP               6.12%            9.13%          8.52%          7.46%     9.73%
--------------------------------------------------------------------------------
NZW               5.76%            8.60%         12.16%          7.46%     9.73%
--------------------------------------------------------------------------------
NUO               5.82%            8.95%          9.40%          7.46%    10.12%
--------------------------------------------------------------------------------
NXI               5.88%            9.05%          9.75%          7.46%    10.12%
--------------------------------------------------------------------------------
NBJ               6.00%            9.23%         10.98%          7.46%    10.12%
--------------------------------------------------------------------------------
NVJ               5.80%            8.92%            NA               -         -
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the twelve months ended January 31, 2003, all of the Funds in this report having at least one year of performance history outperformed the unleveraged, unmanaged Lehman Brothers Municipal Bond Index. Infact, much of this outperformance can be attributed to the leveraged structure of these Funds, which has provided the opportunity for additional income for common shareholders. Many of the Funds also had relatively long leverage-adjusted durations4 when compared with the 7.91 duration of the Lehman Index (please see the individual Performance Overview pages for each Fund's duration). A longer duration generally will help a Fund to perform well during periods of declining interest rates, as was the case over much of the twelve-month period.



1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen Michigan Funds are compared with the average annualized return of the six Funds in the Lipper Michigan Municipal Debt Funds category, while the total returns of the Nuveen Ohio Funds are compared with the average annualized return of the 31 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns account for Fund leverage, Fund expenses and assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30% plus the applicable state income tax rate. The combined federal and state tax rates used in this report were 33% for Michigan and 35% for Ohio.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

The three Michigan Funds reported performance that bracketed the Lipper Michigan Municipal Debt Funds average. These Funds' durations were the primary factor in their relative over- and underperformance. As of January 31, 2003, NZW had a relatively long duration of 12.33, while NMP had a relatively short duration of
7.14. As noted earlier, a Fund with a longer duration would have been expected to outperform a Fund with a shorter duration under the market conditions prevalent over the twelve months ended January 31, 2003. The Ohio Funds performed roughly in line with the Lipper Other States category average. However, direct comparisons between these Funds and this average may have limited usefulness because Funds from nine other states, each reflecting specific conditions and market environments, are brought together to calculate the Other States average.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As the Federal Reserve continued to keep short-term interest rates at historically low levels, the dividend-payment capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates, such as those currently in effect, can enable the Funds to reduce the amount of dividends they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended January 31, 2003, the relatively low level of short-term interest rates enabled us to implement four dividend increases in NMP and NUO, three in NXI, two in NUM and NBJ, and one in NZW. NVJ, which was introduced in March 2002, has been paying regular monthly dividends since June 2002.

The share prices of NMP, NZW and NXI finished January 2003 higher than one year earlier, and NVJ finished the period trading at a price greater than its IPO price. Share prices of the other three Funds remained relatively flat or fell modestly over the twelve-months ended January 31, 2003, reflecting the general weakening of bond prices during October and November 2002. As of January 31, 2003, NUO, NXI and NVJ traded at premiums to their common share net asset values; while NUM, NMP, NZW and NBJ traded at discounts. (see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE PERIOD ENDED JANUARY 31, 2003?

Over the twelve-month period, our strategic focus for all of the Funds continued to be on diversifying the portfolios, enhancing call protection, and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Given the recent slope of the municipal yield curve, we sought to purchase bonds that mature about 20 years from now. Many of these bonds offered yields similar to those of longer bonds, but we think have less interest rate risk. The purchase of these long-intermediate bonds helped to moderate the durations of most of the Funds, making their portfolios less sensitive to interest rate changes while still allowing them to provide competitive yields and returns.

In addition to an emphasis on strategic positioning and risk reduction, we also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. For example, we added several A rated healthcare issues to NUO with the goal of supporting and potentially enhancing that Fund's dividend-paying capability. While supply in the Ohio municipal market was generally tight over the past twelve months, the large number of colleges and universities in the state meant that much of what issuance there was came from the education sector. In this area, we were able to draw on the experience of Nuveen research analysts to selectively buy attractively priced issues, particularly in NXI.

In the current geopolitical and economic climate, maintaining strong credit quality remains a key strategy. As of January 31, 2003, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. Guaranteed and AA ranging from 66% to 85%. In general, our weightings in higher quality and insured bonds benefited the performance of these Funds during the past year.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?

Our outlook for the fixed-income markets remains generally positive. We continue to believe the U.S. economy is headed for an eventual recovery, but one that may be less robust and slower to arrive than some are predicting. We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume nationally should continue to be strong. Given the budget deficits faced by these states, we expect to see an increase in issuance of new municipal debt in both Michigan and Ohio. We think demand for tax-exempt municipal bonds also should remain solid, as investors continue to look for ways to generate tax-free income and diversify to reduce their overall investment risk.

Over the coming months, we will be working to mitigate the effects of potential bond calls on the performance of NUM, NMP and NUO. Each of these Funds was introduced about ten years ago, and they are all in that part of their life cycles when bond calls can begin to increase. In each Fund, we intend to take advantage of what we anticipate will be increased bond issuance in these states to reinvest the proceeds of any called bonds in ways that help achieve our diversity and duration goals. The number of actual calls in each Fund will depend largely on market interest rates over this period. NZW, NXI, NBJ and NVJ are all relatively new Funds and do not face any significant call exposure for several years.

In the months ahead, we will be concentrating on monitoring credit quality, seeking to enhance dividend-paying capabilities, diversifying holdings, and moderating durations through the purchase of suitable long-intermediate bonds. In general, we plan to remain focused on strategies that we believe will add value for the Funds' shareholders. We believe the attractive tax-free income and opportunity for portfolio diversification offered by these Funds will continue to make them a valuable part of investors' long-range financial plans.

Nuveen Michigan Quality Income Municipal Fund, Inc.

Performance
  OVERVIEW As of January 31, 2003


NUM

Pie chart:
CREDIT QUALITY

AAA/U.S. GUARANTEED             80%
AA                               4%
A                               10%
BBB                              5%
NR                               1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.45
--------------------------------------------------
Common Share Net Asset Value                $15.58
--------------------------------------------------
Market Yield                                 5.94%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.49%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.87%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $180,924
--------------------------------------------------
Average Effective Maturity (Years)           18.74
--------------------------------------------------
Leverage-Adjusted Duration                   10.36
--------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.26%         9.92%
--------------------------------------------------
5-Year                         4.25%         5.98%
--------------------------------------------------
10-Year                        6.78%         7.17%
--------------------------------------------------


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         26%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------

Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
2/02                         0.0745
3/02                         0.0755
4/02                         0.0755
5/02                         0.0755
6/02                         0.0755
7/02                         0.0755
8/02                         0.0755
9/02                         0.0765
10/02                        0.0765
11/02                        0.0765
12/02                        0.0765
1/03                         0.0765

Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
2/1/02                        15.54
                              15.75
                              15.75
                              15.68
                              15.89
                              15.82
                              15.7
                              15.3
                              15.19
                              15.24
                              15.2
                              15.3
                              15.3
                              15.68
                              15.85
                              15.69
                              15.86
                              16.05
                              16.15
                              16.3
                              16.21
                              16.25
                              16.15
                              16.09
                              16.2
                              16.05
                              16.1
                              16
                              15.86
                              15.62
                              15.4
                              15.74
                              15.66
                              15.73
                              15.78
                              15.8
                              15.67
                              15
                              14.75
                              15.19
                              15.15
                              14.9
                              14.9
                              14.98
                              15.1
                              14.7
                              14.75
                              15.15
                              15.5
                              15.25
                              15.36
                              15.44
1/31/03                       15.45



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.1030 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.

Performance
  OVERVIEW As of January 31, 2003

NMP

Pie chart:
CREDIT QUALITY

AAA/U.S. GUARANTEED             72%
AA                              10%
A                               14%
BBB                              4%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.80
--------------------------------------------------
Common Share Net Asset Value                $15.69
--------------------------------------------------
Market Yield                                 6.12%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.74%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.13%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $120,833
--------------------------------------------------
Average Effective Maturity (Years)           15.60
--------------------------------------------------
Leverage-Adjusted Duration                    7.14
--------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.12%         8.52%
--------------------------------------------------
5-Year                         5.65%         6.12%
--------------------------------------------------
10-Year                        5.76%         6.92%
--------------------------------------------------


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                19%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------


Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
2/02                          0.071
3/02                          0.072
4/02                          0.072
5/02                          0.072
6/02                         0.0735
7/02                         0.0735
8/02                         0.0735
9/02                         0.0745
10/02                        0.0745
11/02                        0.0745
12/02                        0.0755
1/03                         0.0755


Line chart:
Share Price Performance
WEEKLY CLOSING PRICE
Past performance is not predictive of future results.
2/1/02                        14.66
                              14.6
                              14.79
                              14.7
                              14.82
                              14.82
                              14.8
                              14.59
                              14.45
                              14.4
                              14.45
                              14.4
                              14.31
                              14.98
                              15.1
                              15.03
                              15.01
                              15.4
                              15.1
                              15.28
                              15.4
                              15.55
                              15.49
                              15.46
                              15.23
                              15.17
                              15.41
                              15.34
                              15.25
                              15.1
                              15.15
                              15.45
                              15.32
                              15.25
                              15.4
                              15.54
                              15.25
                              14.69
                              14.69
                              14.86
                              14.72
                              14.53
                              14.49
                              14.59
                              14.7
                              14.58
                              14.45
                              14.78
                              15.06
                              14.78
                              14.72
                              14.65
1/31/03                       14.8



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

Nuveen Michigan Dividend Advantage Municipal Fund

Performance
  OVERVIEW As of January 31, 2003


NZW

Pie chart:
CREDIT QUALITY

AAA/U.S. GUARANTEED             80%
AA                               5%
A                               10%
BBB                              5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.70
--------------------------------------------------
Common Share Net Asset Value                $14.81
--------------------------------------------------
Market Yield                                 5.76%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.60%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $30,494
--------------------------------------------------
Average Effective Maturity (Years)           23.10
--------------------------------------------------
Leverage-Adjusted Duration                   12.33
--------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.99%        12.16%
--------------------------------------------------
Since Inception                3.94%         8.20%
--------------------------------------------------


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         37%
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------


Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
2/02                         0.0695
3/02                         0.0695
4/02                         0.0695
5/02                         0.0695
6/02                         0.0695
7/02                         0.0695
8/02                         0.0695
9/02                         0.0695
10/02                        0.0695
11/02                        0.0695
12/02                        0.0705
1/03                         0.0705

Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
2/1/02                        14.22
                              14.43
                              14.54
                              14.66
                              14.53
                              14.75
                              14.63
                              14.5
                              14.53
                              14.2
                              14.08
                              14.16
                              14.15
                              14.35
                              14.39
                              14.45
                              14.32
                              14.51
                              14.82
                              15
                              14.85
                              15
                              14.85
                              14.93
                              14.68
                              14.86
                              14.6
                              14.33
                              14.28
                              14.21
                              14.45
                              14.6
                              14.65
                              14.71
                              14.71
                              14.85
                              14.75
                              14.85
                              14.52
                              15
                              14.87
                              14.63
                              14.35
                              14.49
                              14.23
                              13.9
                              13.83
                              13.88
                              14.15
                              14.4
                              14.16
                              14.38
1/31/03                       14.7



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

Nuveen Ohio Quality Income Municipal Fund, Inc.

Performance
  OVERVIEW As of January 31, 2003


NUO

Pie chart:
CREDIT QUALITY

AAA/U.S. GUARANTEED             71%
AA                              14%
A                                9%
BBB                              4%
NR                               1%
BB OR LOWER                      1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.90
--------------------------------------------------
Common Share Net Asset Value                $16.56
--------------------------------------------------
Market Yield                                 5.82%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.31%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.95%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $158,790
--------------------------------------------------
Average Effective Maturity (Years)           17.57
--------------------------------------------------
Leverage-Adjusted Duration                    8.39
--------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.57%         9.40%
--------------------------------------------------
5-Year                         3.72%         5.75%
--------------------------------------------------
10-Year                        7.24%         7.53%
--------------------------------------------------


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         22%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------


Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
2/02                          0.077
3/02                         0.0785
4/02                         0.0785
5/02                         0.0785
6/02                         0.0795
7/02                         0.0795
8/02                         0.0795
9/02                          0.081
10/02                         0.081
11/02                         0.081
12/02                         0.082
1/03                          0.082

LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
2/1/02                        17.5
                              17.4
                              17.4
                              17.25
                              17.45
                              17.31
                              16.55
                              16.69
                              16.34
                              16.43
                              16.49
                              16.84
                              17.05
                              17.38
                              17.25
                              17.15
                              17.32
                              17.45
                              17.63
                              17.6
                              17.7
                              18.6
                              18.65
                              18.45
                              18.6
                              18.4
                              18.65
                              18.32
                              18.1
                              17.88
                              17.74
                              17.95
                              17.9
                              17.8
                              17.9
                              17.9
                              17.95
                              17.01
                              16.92
                              16.6
                              16.5
                              16.44
                              16.49
                              16.75
                              16.58
                              16.33
                              16.63
                              16.56
                              16.92
                              16.8
                              16.81
                              16.95
1/31/03                       16.9


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen Ohio Dividend Advantage Municipal Fund

Performance
  OVERVIEW As of January 31, 2003


NXI

Pie chart:
CREDIT QUALITY

AAA/U.S. GUARANTEED             45%
AA                              21%
A                               19%
BBB                             13%
NR                               1%
BB OR LOWER                      1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.50
--------------------------------------------------
Common Share Net Asset Value                $14.95
--------------------------------------------------
Market Yield                                 5.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.40%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.05%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $63,097
--------------------------------------------------
Average Effective Maturity (Years)           19.57
--------------------------------------------------
Leverage-Adjusted Duration                    9.45
--------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.18%         9.75%
--------------------------------------------------
Since Inception                7.49%         8.30%
--------------------------------------------------


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
Education and Civic Organizations              15%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------


Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
2/02                          0.072
3/02                          0.073
4/02                          0.073
5/02                          0.073
6/02                          0.073
7/02                          0.073
8/02                          0.073
9/02                          0.074
10/02                         0.074
11/02                         0.074
12/02                         0.076
1/03                          0.076


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
2/1/02                        15.1
                              15
                              14.82
                              14.98
                              15.03
                              15.19
                              15.32
                              15.3
                              14.92
                              15.11
                              14.89
                              14.85
                              15.11
                              15.1
                              15.17
                              15.29
                              15.45
                              15.4
                              15.38
                              15.81
                              15.39
                              15.2
                              15.59
                              15.36
                              15.27
                              15.15
                              15.15
                              15.24
                              15.16
                              15.24
                              15.3
                              15.65
                              15.83
                              15.96
                              15.8
                              16.1
                              15.92
                              15.6
                              15
                              14.84
                              14.87
                              14.85
                              14.95
                              14.91
                              15.25
                              15.01
                              15.25
                              15.55
                              15.26
                              15.33
                              15.3
                              15.25
1/31/03                       15.5


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0103 per share.

Nuveen Ohio Dividend Advantage Municipal Fund 2

Performance
  OVERVIEW As of January 31, 2003

NBJ

Pie chart:
CREDIT QUALITY

AAA/U.S. GUARANTEED             62%
AA                              10%
A                               17%
BBB                              8%
NR                               3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.40
--------------------------------------------------
Common Share Net Asset Value                $14.76
--------------------------------------------------
Market Yield                                 6.00%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.57%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.23%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $45,962
--------------------------------------------------
Average Effective Maturity (Years)           21.28
--------------------------------------------------
Leverage-Adjusted Duration                   10.97
--------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         1.70%        10.98%
--------------------------------------------------
Since Inception                2.31%         7.90%
--------------------------------------------------


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         34%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Consumer Staples                                8%
--------------------------------------------------

Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
2/02                          0.069
3/02                          0.069
4/02                          0.069
5/02                          0.069
6/02                          0.069
7/02                          0.069
8/02                          0.069
9/02                           0.07
10/02                          0.07
11/02                          0.07
12/02                         0.072
1/03                          0.072


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
2/1/02                        15
                              14.82
                              14.78
                              14.8
                              14.67
                              14.74
                              14.43
                              14.3
                              14.1
                              13.76
                              14.2
                              14.24
                              14.25
                              14.4
                              14.47
                              14.3
                              14.34
                              14.35
                              14.45
                              14.4
                              14.56
                              14.58
                              14.8
                              14.9
                              14.75
                              14.75
                              14.7
                              14.88
                              14.76
                              14.95
                              15
                              15.15
                              15.15
                              15.2
                              15.39
                              15.4
                              15.5
                              14.7
                              13.7
                              13.98
                              14.26
                              14.32
                              14.2
                              14.09
                              14.7
                              14.57
                              14.5
                              14.61
                              15
                              14.76
                              14.71
                              14.9
1/31/03                       14.4


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen Ohio Dividend Advantage Municipal Fund 3

Performance
  OVERVIEW As of January 31, 2003

NVJ

PIE CHART:
CREDIT QUALITY

AAA/U.S. GUARANTEED             60%
AA                              20%
A                               15%
BBB                              5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.10
--------------------------------------------------
Common Share Net Asset Value                $14.96
--------------------------------------------------
Market Yield                                 5.80%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.92%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $32,276
--------------------------------------------------
Average Effective Maturity (Years)           19.39
--------------------------------------------------
Leverage-Adjusted Duration                   11.52
--------------------------------------------------


CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                5.54%         9.49%
--------------------------------------------------


TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         32%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------
Housing/Single Family                           8%
--------------------------------------------------

Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                          0.073
6/02                          0.073
7/02                          0.073
8/02                          0.073
9/02                          0.073
10/02                         0.073
11/02                         0.073
12/02                         0.073
1/03                          0.073


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/28/02                       15.05
                              15.03
                              15.02
                              15
                              15.05
                              15.05
                              15
                              15.1
                              15.23
                              15.13
                              15.4
                              15.45
                              15.58
                              15.15
                              15.33
                              15.4
                              15.36
                              15.36
                              15.4
                              15.4
                              15.27
                              15.1
                              15.5
                              15.5
                              15.74
                              15.4
                              15.22
                              16
                              15.56
                              15.5
                              15
                              14.98
                              14.95
                              14.85
                              14.25
                              14.35
                              14.95
                              14.66
                              14.45
                              14.83
                              15.5
                              14.9
                              15.03
                              15.09
1/31/03                       15.1


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0563 per share.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on October 23, 2002.


                                                 NUM                                   NMP                                NZW
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
  WAS REACHED AS FOLLOWS:
                                         Preferred   Preferred                    Preferred   Preferred                    Preferred
                                 Common     Shares      Shares            Common     Shares      Shares           Common      Shares
                                 Shares  Series-TH    Series-F            Shares   Series-M   Series-TH           Shares    Series-W
====================================================================================================================================
Robert P. Bremner
   For                       10,654,462      2,872         552         6,992,524        814       1,356        2,013,942         640
   Withhold                     125,953          3           2            82,989          3           6            9,541          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     10,780,415      2,875         554         7,075,513        817       1,362        2,023,483         640
====================================================================================================================================

Lawrence H. Brown
   For                       10,645,962      2,853         552         6,990,004        814       1,356        2,013,742         640
   Withhold                     134,453         22           2            85,509          3           6            9,741          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     10,780,415      2,875         554         7,075,513        817       1,362        2,023,483         640
====================================================================================================================================

Anne E. Impellizzeri
   For                       10,640,480      2,853         552         6,987,222        814       1,356        2,013,942         640
   Withhold                     139,935         22           2            88,291          3           6            9,541          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     10,780,415      2,875         554         7,075,513        817       1,362        2,023,483         640
====================================================================================================================================

Peter R. Sawers
   For                       10,636,551      2,853         552         6,991,404        814       1,356        2,013,942         640
   Withhold                     143,864         22           2            84,109          3           6            9,541          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     10,780,415      2,875         554         7,075,513        817       1,362        2,023,483         640
====================================================================================================================================

Judith M. Stockdale
   For                       10,648,381      2,872         552         6,987,972        814       1,356        2,013,942         640
   Withhold                     132,034          3           2            87,541          3           6            9,541          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     10,780,415      2,875         554         7,075,513        817       1,362        2,023,483         640
====================================================================================================================================

William J. Schneider
   For                               --      2,872         552                --        814       1,356               --         640
   Withhold                          --          3           2                --          3           6               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --      2,875         554                --        817       1,362               --         640
====================================================================================================================================

Timothy R. Schwertfeger
   For                               --      2,872         552                --        814       1,356               --         640
   Withhold                          --          3           2                --          3           6               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --      2,875         554                --        817       1,362               --         640
====================================================================================================================================


                                       13


Shareholder
       MEETING REPORT (continued)

                                                      NUO                                    NXI                         NBJ
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
  WAS REACHED AS FOLLOWS:

                                         Preferred   Preferred   Preferred                    Preferred                    Preferred
                                 Common     Shares      Shares      Shares           Common      Shares           Common      Shares
                                 Shares   Series-M   Series-TH  Series-TH2           Shares    Series-W           Shares    Series-F
====================================================================================================================================
Robert P. Bremner
   For                        8,678,645        648       1,299         889        4,140,564       1,122        3,054,363         835
   Withhold                      74,790         15          13          17           17,513          27           23,464          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                      8,753,435        663       1,312         906        4,158,077       1,149        3,077,827         835
====================================================================================================================================

Lawrence H. Brown
   For                        8,678,618        648       1,298         889        4,135,922       1,097        3,043,694         832
   Withhold                      74,817         15          14          17           22,155          52           34,133           3
------------------------------------------------------------------------------------------------------------------------------------
   Total                      8,753,435        663       1,312         906        4,158,077       1,149        3,077,827         835
====================================================================================================================================

Anne E. Impellizzeri
   For                        8,676,243        648       1,298         889        4,138,164       1,097        3,054,363         832
   Withhold                      77,192         15          14          17           19,913          52           23,464           3
------------------------------------------------------------------------------------------------------------------------------------
   Total                      8,753,435        663       1,312         906        4,158,077       1,149        3,077,827         835
====================================================================================================================================

Peter R. Sawers
   For                        8,678,085        648       1,299         889        4,139,322       1,122        3,054,113         835
   Withhold                      75,350         15          13          17           18,755          27           23,714          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                      8,753,435        663       1,312         906        4,158,077       1,149        3,077,827         835
====================================================================================================================================

Judith M. Stockdale
   For                        8,672,142        648       1,299         889        4,141,164       1,122        3,054,363         835
   Withhold                      81,293         15          13          17           16,913          27           23,464          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                      8,753,435        663       1,312         906        4,158,077       1,149        3,077,827         835
====================================================================================================================================

William J. Schneider
   For                               --        648       1,299         889               --       1,122               --         835
   Withhold                          --         15          13          17               --          27               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --        663       1,312         906               --       1,149               --         835
====================================================================================================================================

Timothy R. Schwertfeger
   For                               --        648       1,299         889               --       1,122               --         835
   Withhold                          --         15          13          17               --          27               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --        663       1,312         906               --       1,149               --         835
====================================================================================================================================

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 0.6%

$       1,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds,            12/03 at 102.00        BBB        $ 1,006,100
                 WMX Technologies, Inc. Project,  Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8%

        3,350   Children's Trust Fund, Puerto Rico, Tobacco Settlement                 5/12 at 100.00         A1          3,219,149
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.6%

        1,720   Board of Trustees of Ferris State University, Michigan, General        4/08 at 100.00        AAA          1,730,389
                 Revenue Bonds, Series 1998, 5.000%, 10/01/23

        1,685   Michigan Higher Education Student Facilities Authority, Limited        9/11 at 100.00        Aaa          1,836,987
                 Obligation Revenue Bonds, Kettering University Refunding,
                 Series 2001, 5.500%, 9/01/17

        1,500   Michigan Higher Education Student Loan Authority, Revenue                No Opt. Call        AAA          1,617,165
                 Bonds, 2000 Series XII-T, 5.300%, 9/01/10 (Alternative
                 Minimum Tax)

        1,000   Michigan Higher Education Student Loan Authority, Revenue              9/12 at 100.00        AAA          1,016,100
                 Bonds, 2002 Series XVII-G, 5.200%, 9/01/20 (Alternative
                 Minimum Tax)

        1,000   Board of Trustees of Oakland University, Michigan, General             5/05 at 102.00        AAA          1,098,160
                 Revenue Bonds, Series 1995, 5.750%, 5/15/15

                Board of Governors of Wayne State University, Michigan, General
                Revenue Bonds, Series 1999:
        3,430    5.250%, 11/15/19                                                     11/09 at 101.00        AAA          3,605,273
        1,000    5.125%, 11/15/29                                                     11/09 at 101.00        AAA          1,011,570


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.6%

        2,900   Economic Development Corporation of the City of Dearborn,             11/05 at 102.00        AAA          3,097,461
                 Michigan, Hospital Revenue Bonds (Oakwood Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        1,235   City of Hancock Hospital Finance Authority, Michigan, FHA-Insured      8/08 at 100.00        AAA          1,258,996
                 Mortgage Hospital Revenue Bonds, Portage Health System,
                 Inc., Series 1998, 5.450%, 8/01/47

        3,500   Kent Hospital Finance Authority, Michigan, Revenue Bonds,              7/11 at 101.00         AA          3,534,965
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21

        3,009   Michigan State Hospital Finance Authority, Detroit Medical               No Opt. Call       Baa2          3,041,454
                 Center Collateralized Loan, Series 2001, 7.360%, 4/01/07

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding          11/09 at 101.00          A          1,049,070
                  Bonds, Series 1999, OSF Healthcare System, 6.125%, 11/15/19

                Michigan State Hospital Finance Authority, Revenue Bonds,
                Ascension Health Credit Group,
                Series 1999A:
        1,000    6.125%, 11/15/23                                                     11/09 at 101.00        AAA          1,098,080
        2,500    6.125%, 11/15/26                                                     11/09 at 101.00         AA          2,684,600

        1,700   Michigan State Hospital Finance Authority, Revenue and                 8/09 at 101.00        AAA          1,823,403
                 Refunding Bonds, Mercy Health Services Obligated Group,
                 1999 Series X, 5.750%, 8/15/19

                Michigan State Hospital Finance Authority, Hospital Revenue and
                Refunding Bonds, Mercy Mount Clemens Corporation Obligated
                Group, Series 1999A:
        3,385    5.750%, 5/15/17                                                       5/09 at 101.00        AAA          3,646,593
          500    5.750%, 5/15/29                                                       5/09 at 101.00        AAA            524,340

        2,940   Michigan State Hospital Finance Authority, Hospital Revenue            8/08 at 101.00       BBB-          2,446,168
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Revenue and                11/09 at 101.00        BBB            957,280
                 Refunding Bonds, Memorial Healthcare Center Obligated
                 Group, Series 1999, 5.875%, 11/15/21

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue            3/13 at 100.00         A1          1,549,350
                 and Refunding Bonds, Henry Ford  Health System, Series A,
                 5.625%, 3/01/17 (WI, settling 2/13/03)

                                       15


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       5,000   Michigan State Hospital Finance Authority, Hospital Revenue           11/09 at 101.00         A1        $ 5,204,400
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24

        5,500   City of Royal Oak Hospital Finance Authority, Michigan,               11/11 at 100.00        AAA          5,567,100
                 Hospital Revenue Bonds, William Beaumont Hospital,
                 Series 2001M, 5.250%, 11/15/31

        2,195   Regents of the University of Michigan, Medical Service Plan              No Opt. Call         AA          1,624,805
                 Revenue Bonds, Series 1991, 0.000%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.8%

        2,675   Michigan State Housing Development Authority, Limited                 12/20 at 101.00        AAA          2,788,982
                 Obligation Multifamily Housing Revenue Bonds, Series 2002A,
                 Parkview Place Apartments, 5.550%, 12/01/34 (Alternative
                 Minimum Tax)

        1,800   Michigan State Housing Development Authority, Limited                  9/15 at 100.00        Aaa          1,811,322
                 Obligation Multifamily Revenue Bonds,  Series 2002, FNMA
                 Enhanced - Renaissance Apartments, 5.500%, 8/01/35
                 (Alternative Minimum Tax)

        5,250   Michigan State Housing Development Authority, Limited                  4/03 at 103.00        AAA          5,423,513
                 Obligation Revenue Bonds, Parkway Meadows Project,
                 Series 1991, 6.850%, 10/15/18

        5,000   Michigan State Housing Development Authority, Rental Housing           6/05 at 102.00        AAA          5,234,750
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

        4,325   Michigan State Housing Development Authority, Rental Housing           4/09 at 101.00        AAA          4,334,904
                 Revenue Bonds, 1999 Series A, 5.300%, 10/01/37 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

        1,000   Michigan State Housing Development Authority, Single Family            1/11 at 100.00        AAA          1,030,570
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.5%

        2,000   Economic Development Corporation of the Charter Township               7/09 at 101.00          A          1,956,880
                 of Grand Rapids, Michigan, Limited Obligation Revenue Bonds,
                 Porter Hills Obligated Group - Cook Valley Estate Project,
                 Series 1999, 5.450%, 7/01/29

        3,300   Michigan State Hospital Finance Authority, Revenue Bonds,              1/07 at 102.00        N/R          3,107,214
                 Presbyterian Villages of Michigan Obligated Group,
                 Series 1997, 6.375%, 1/01/25

        1,300   Michigan Strategic Fund, Limited Obligation Revenue Bonds,             7/08 at 101.00          A          1,250,314
                 Porter Hills Presbyterian Village, Series 1998 Refunding,
                 5.375%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 39.4%

                Allegan Public Schools, County of Allegan, State of Michigan,
                General Obligation Bonds, Series 2000:
        1,850    5.600%, 5/01/20                                                       5/10 at 100.00        AAA          1,988,658
        1,435    5.750%, 5/01/30                                                       5/10 at 100.00        AAA          1,534,273

        4,200   Anchor Bay School District, Counties of Macomb and St. Clair,          5/11 at 100.00        AAA          4,215,162
                 State of Michigan, 2001 Refunding Bonds, General
                 Obligation - Unlimited Tax, 5.000%, 5/01/29

        1,000   Anchor Bay School District, Counties of Macomb and                     5/12 at 100.00        AAA          1,007,660
                 St. Clair, State of Michigan, General Obligation Refunding
                 Bonds, Series 2002, 5.000%, 5/01/25

        1,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm,            5/08 at 100.00        AAA          1,004,270
                 State of Michigan, General Obligation Bonds, Series 1998
                 Refunding, 5.000%, 5/01/26

        1,200   Birmingham, Michigan, General Obligation Bonds,                       10/12 at 100.50        AAA          1,245,192
                 Series 2002, 5.000%, 10/01/20

        1,320   Bridgeport Spaulding Community School District, County                 5/12 at 100.00        AAA          1,451,908
                 of Saginaw, State of Michigan, General Obligation Bonds,
                 Series 2002, 5.500%, 5/01/16

        1,800   Byron Center Public Schools, County of Kent, State of                 11/11 at 100.00        AAA          1,956,690
                 Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/18

        1,000   Charlotte Public Schools, County of Easton, State of Michigan,         5/09 at 100.00        AAA          1,022,080
                 1999 School Building and Site Bonds, General Obligation -
                 Unlimited Tax, 5.250%, 5/01/25

        1,000   Chippewa Valley Schools, County of Macomb, State of                    5/03 at 102.00        AAA          1,006,580
                 Michigan, General Obligation Bonds, Series 1993,
                 5.000%, 5/01/21

        2,000   Clarkston, Michigan, Community Schools, General                        5/07 at 100.00        AAA          2,036,760
                 Obligation - Unlimited Tax Bonds, Series 1997,
                 5.250%, 5/01/23

                                       16

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       2,000   School District of the City of Detroit, Wayne County, Michigan,          No Opt. Call        AAA        $ 2,362,140
                 General Obligation Bonds, Series 2002A, 6.000%, 5/01/19

        1,000   East China School District, County of Saint Clair, State of           11/11 at 100.00        AAA          1,075,720
                 Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/20

        1,085   Freeland Community School District, Counties of Saginaw,               5/10 at 100.00        AAA          1,143,362
                 Midland, and Bay, State of Michigan, School Building and
                 Sites Bonds, General Obligation - Unlimited Tax,
                 5.250%, 5/01/19

        3,300   Grand Ledge Public Schools, Counties of Eaton, Clinton and             5/05 at 102.00        AAA          3,381,477
                 Ionia, State of Michigan, 1995 Refunding Bonds,
                 5.375%, 5/01/24

        3,000   Grand Rapids and Kent County Joint Building Authority,                   No Opt. Call        AAA            870,390
                 Michigan, Devos Place Project, General Obligation - Limited
                 Tax Bonds, Series 2001, 0.000%, 12/01/26

        1,710   Holland Building Authority, Michigan, General Obligation Bonds,       10/11 at 100.00        AAA          1,768,841
                 Series 2002, 5.000%, 10/01/19

        1,500   Huron Valley School District, Counties of Oakland and Livingston,     11/11 at 100.00        AAA          1,637,430
                 State of Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17

        2,000   Lake Fenton Community Schools, County of Genesee, State of             5/12 at 100.00        AAA          2,018,280
                 Michigan, General Obligation Bonds, Series 2002,
                 5.000%, 5/01/24

          725   Lake Orion Community School District, County of Oakland,               5/05 at 101.00        AAA            749,454
                 State of Michigan, 1995 Refunding Bonds, General
                 Obligation - Unlimited Tax, 5.500%, 5/01/20

        1,000   Mancelona Public School District, Michigan, General Obligation         5/06 at 100.00        AAA          1,051,960
                 Bonds, Series 1997 (Antrim & Kalkaska Counties),
                 5.200%, 5/01/17

        4,300   Montcalm County Building Authority, Michigan, Correctional             5/10 at 100.00        AAA          4,407,715
                 Facility Improvement General Obligation Bonds, Series 2000,
                 5.250%, 5/01/25

        2,500   Montrose Township School District, Michigan, School Building             No Opt. Call        AAA          2,906,775
                 and Site Bonds, Series 1997, 6.000%, 5/01/22

        1,000   Muskegon Heights Public Schools, County of Muskegon, State             5/09 at 100.00        AAA          1,002,850
                 of Michigan, 1999 School Building and Site Bonds, General
                 Obligation - Unlimited Tax, 5.000%, 5/01/29

        1,045   Nice Community School District, Counties of Marquette and              5/04 at 101.00        AAA          1,063,789
                 Baraga, State of Michigan, 1995 School Building and Site
                 Bonds, General Obligation - Unlimited Tax, 5.250%, 5/01/20

        1,225   North Branch Area Schools, County of Lapeer, State of                  5/03 at 101.50        AAA          1,245,433
                 Michigan, 1993 Refunding Bonds, General Obligation -
                 Unlimited Tax, 5.375%, 5/01/21

        1,625   Northville Public Schools, County of Wayne, State of Michigan,        11/11 at 100.00        AAA          1,743,186
                 General Obligation Bonds, Series 2001, 5.375%, 5/01/18

                Novi Community School District, County of Oakland, State of
                Michigan, General Obligation Bonds, Series 2002 Refunding:
        1,670    5.000%, 5/01/19                                                       5/12 at 100.00        AAA          1,730,571
          830    5.000%, 5/01/20                                                       5/12 at 100.00        AAA            854,410

        1,000   Oakland County Building Authority, Michigan, General Obligation        9/11 at 100.00        AAA          1,033,830
                 Bonds, Series 2002, 5.125%, 9/01/22

        1,225   Paw Paw Public Schools, County of Van Buren, State of                    No Opt. Call        AAA          1,279,574
                 Michigan, General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/21

        4,000   Pinckney Community Schools, Counties of Livingston and                 5/07 at 100.00        AAA          4,133,800
                 Washtenaw, State of Michigan, 1997  School Building and
                 Site Bonds, General Obligation - Unlimited Tax,
                 5.500%, 5/01/27

        4,200   Commonwealth of Puerto Rico, Public Improvement Refunding                No Opt. Call        AAA          4,760,574
                 General Obligation Bonds, 2002 Series A, 5.500%, 7/01/20

          685   Reeths-Puffer Schools, County of Muskegon, State of                    5/05 at 101.00        AAA            746,417
                 Michigan, 1995 School Building and Site Refunding Bonds,
                 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland               5/10 at 100.00        AAA          1,093,000
                 and Macomb, State of Michigan, General Obligation Bonds,
                 Series 2000-I, 5.750%, 5/01/19

        2,500   City of Taylor Building Authority, County of Wayne, State              3/10 at 100.00        AAA          2,622,375
                 of Michigan, Limited Tax General Obligation Bonds,
                 Series 2000, 5.125%, 3/01/17

        1,050   Warren Consolidated Schools, Counties of Macomb and                   11/11 at 100.00        AAA          1,122,429
                 Oakland, State of Michigan, General Obligation Bonds,
                 Series 2001, 5.375%, 5/01/19

                                       17

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,980   Washtenaw County Building Authority, Michigan, Limited Tax             9/07 at 100.00        AAA        $ 2,131,450
                 General Obligation Bonds, Series 1999, 5.400%, 9/01/17

        1,125   Whitehall District Schools, County of Muskegon, State of              11/11 at 100.00        AAA          1,228,073
                 Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17

        1,725   Williamston Community School District, Michigan, General                 No Opt. Call        AAA          1,895,119
                 Obligation - Unlimited Tax, Series 1996,  5.500%, 5/01/25


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.8%

        1,800   Tax Increment Finance Authority of the City of Dearborn Heights,      10/10 at 100.00        AAA          1,807,272
                 County of Wayne, State of Michigan, Tax Increment Bonds,
                 Series 2001-A, General Obligation - Limited Tax, Police and
                 Courthouse Facility, 5.000%, 10/01/26

        1,000   City of Grand Rapids Building Authority, County of Kent, State           No Opt. Call         AA          1,079,700
                 of Michigan, Series 1998, General Obligation - Limited Tax
                 Bonds, 5.000%, 4/01/16

        1,145   City of Grand Rapids Building Authority, County of Kent, State        10/11 at 100.00        AAA          1,162,690
                 of Michigan, Series 2001, General Obligation - Limited Tax
                 Bonds, 5.125%, 10/01/26

          255   Michigan Municipal Bond Authority, Local Government Loan               5/03 at 101.00          A            260,539
                 Program Revenue Bonds, Revenue Sharing, Series 1992D,
                 6.650%, 5/01/12

          750   State Building Authority, State of Michigan, 1998 Revenue             10/09 at 100.00        AA+            752,730
                 Refunding Bonds, Series I Facilities Program,
                 4.750%, 10/15/21

                State of Michigan, Certificates of Participation, 525 Redevco Inc:
        2,000    5.500%, 6/01/19                                                       6/10 at 100.00        AAA          2,142,320
        2,000    5.500%, 6/01/27                                                       6/10 at 100.00        AAA          2,083,920

        1,000   State of Michigan, Certificates of Participation, New Center           9/11 at 100.00        AAA          1,052,600
                 Development Inc., Series 2001, 5.375%, 9/01/21

        1,000   State of Michigan, State Trunk Line Fund Bonds, Series 2001A,         11/11 at 100.00        AAA          1,007,330
                 5.000%, 11/01/25

        3,500   State of Michigan, State Trunk Line Refunding Bonds,                  10/12 at 100.00        AAA          3,665,970
                 Series 2002, 5.250%, 10/01/21

        1,100   Muskegon County, Michigan, General Obligation - Limited                7/11 at 100.00        AAA          1,107,084
                 Tax, Wastewater Management System No. 2, Revenue
                 Bonds, Series 2002, 5.000%, 7/01/26

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series Y of 1996:
        4,100    5.500%, 7/01/36                                                       7/16 at 100.00          A          4,279,662
        2,000    5.000%, 7/01/36                                                       7/16 at 100.00          A          1,956,060

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                     No Opt. Call       BBB+          1,157,900
                 Appropriation Bonds, 2002 Series E, 6.000%, 8/01/26

        5,000   Charter County of Wayne, Michigan, Airport Hotel Revenue              12/11 at 101.00        AAA          5,095,000
                 Bonds, Detroit Metropolitan Wayne County Airport, General
                 Obligation - Limited Tax, Series 2001A, 5.000%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.9%

        1,000   Capital Region Airport Authority, Michigan, Revenue Refunding          7/12 at 100.00        AAA          1,012,930
                 Bonds, Series 2002 Refunding, 5.250%, 7/01/21 (Alternative
                 Minimum Tax)

        3,000   Charter County of Wayne, Michigan, Detroit Metropolitan               12/08 at 101.00        AAA          2,959,110
                 Wayne County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)

        1,195   Charter County of Wayne, Michigan, Detroit Metropolitan               12/08 at 101.00        AAA          1,185,655
                 Wayne County Airport, Airport Revenue Bonds, Series 1998B,
                 4.875%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.2%

        2,190   Anchor Bay School District, Counties of Macomb and St. Clair,          5/09 at 100.00        AAA          2,559,322
                 State of Michigan, 1999 School Building and Site Bonds,
                 Series I, General Obligation - Unlimited Tax, 6.000%, 5/01/29
                 (Pre-refunded to 5/01/09)

          330   Children's Trust Fund, Puerto Rico, Tobacco Settlement                 7/10 at 100.00        AAA            368,056
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,000   City of Detroit, Michigan, Sewage Disposal System Revenue              1/10 at 101.00        AAA          1,167,040
                 Bonds, Series 1999-A, 5.875%, 7/01/27 (Pre-refunded
                 to 1/01/10)

                                       18

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       2,000   City of Detroit, Michigan, Water Supply System Revenue Senior          1/10 at 101.00        AAA        $ 2,317,380
                 Lien Bonds, Series 1999-A, 5.750%, 7/01/26 (Pre-refunded
                 to 1/01/10)

        2,000   East Grand Rapids Public Schools, County of Kent, State of             5/09 at 100.00        AAA          2,337,280
                 Michigan, 2000 School Building and Site Bonds, General
                 Obligation - Unlimited Tax, 6.000%, 5/01/29 (Pre-refunded
                 to 5/01/09)

        1,000   Grosse Ile Township School District, Michigan, School                  5/07 at 100.00        AAA          1,153,420
                 Improvement Refunding Bonds, General  Obligation,
                 Series 1996, 6.000%, 5/01/22 (Pre-refunded to 5/01/07)

        2,000   Lincoln Park School District, Michigan, General Obligation             5/06 at 101.00        AAA          2,276,460
                 Bonds, Series 1996, 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

        3,460   Michigan State Hospital Finance Authority, Revenue and                 5/08 at 101.00        AAA          3,476,539
                 Refunding Bonds, St. John Health System, Series 1998A,
                 5.000%, 5/15/28

        2,875   Milan Area Schools, Counties of Washtenaw and Monroe,                  5/10 at 100.00        AAA          3,324,133
                 State of Michigan, 2000 School Building and Site Bonds,
                 General Obligation - Unlimited Tax, Series A, 5.750%, 5/01/24
                 (Pre-refunded to 5/01/10)

        1,125   Puerto Rico Highway and Transportation Authority, Transportation       7/10 at 101.00       A***          1,344,071
                 Revenue Bonds, Series B, 6.000%, 7/01/39 (Pre-refunded
                 to 7/01/10)

        2,100   Romulus Community Schools, County of Wayne, State of                   5/09 at 100.00        AAA          2,424,450
                 Michigan, 1999 School Building and Site Bonds, General
                 Obligation - Unlimited Tax, 5.750%, 5/01/25
                 (Pre-refunded to 5/01/09)

        4,845   Saginaw-Midland Municipal Water Supply Corporation,                    9/04 at 102.00      A2***          5,364,917
                 State of Michigan, Water Supply Revenue Bonds, General
                 Obligation - Limited Tax, Series 1992, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/04)

        2,600   West Bloomfield School District, County Of Oakland, State              5/10 at 100.00        AAA          3,032,926
                 of Michigan, 2000 School Building and Site Bonds,
                 General Obligation - Unlimited Tax, 5.900%, 5/01/18
                 (Pre-refunded to 5/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.8%

        3,000   Michigan Public Power Agency, Combustion Turbine No. 1                 1/12 at 100.00        AAA          3,082,620
                 Project Revenue Bonds, 2001 Series A, 5.250%, 1/01/27

        4,475   Michigan South Central Power Agency, Power Supply System                 No Opt. Call       Baa1          4,859,761
                 Revenue Bonds, 2000 Series, 6.000%, 5/01/12

        3,630   Michigan Strategic Fund, Limited Obligation Refunding                    No Opt. Call        AAA          4,637,289
                 Revenue Bonds, Detroit Edison Company, Series 1991BB,
                 7.000%, 5/01/21

        2,000   Michigan Strategic Fund, Limited Obligation Refunding                    No Opt. Call        Aaa          2,146,460
                 Revenue Bonds, Detroit Edison Company, Series 1995CC
                 Remarketing, 4.850%, 9/01/30 (Mandatory put 9/01/11)

        4,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/11 at 100.00         A-          4,061,400
                 Bonds, Detroit Edison Company Pollution Control Bonds,
                 Collateralized Series 2001C, 5.450%, 9/01/29

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/09 at 102.00        AAA          1,035,490
                 Bonds, Detroit Edison Company Pollution Control Bonds,
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax)

          400   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/10 at 101.00        AAA            416,400
                 Series HH, 5.250%, 7/01/29

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/05 at 100.00         A-          1,039,220
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.5%

                City of Detroit, Michigan, Sewage Disposal System Revenue
                Bonds, Series 1997-A:
        3,000    5.500%, 7/01/20                                                       7/07 at 101.00        AAA          3,147,780
        1,730    5.000%, 7/01/22                                                       7/07 at 101.00        AAA          1,747,421

        1,500   City of Detroit, Michigan, Sewage System Disposal Revenue                No Opt. Call        AAA          1,652,610
                 Bonds, Second Lien Series 20001B, 5.500%, 7/01/29

                City of Detroit, Michigan, Water Supply System Senior Lien
                Revenue Bonds, Series 2003A:
        4,025    5.000%, 7/01/24                                                       7/13 at 100.00        AAA          4,065,532
        3,000    5.000%, 7/01/25                                                       7/13 at 100.00        AAA          3,025,350

        5,000   City of Detroit, Michigan, Water Supply System Revenue and             7/04 at 102.00        AAA          5,016,150
                  Refunding Bonds, Series 1993, 5.000%, 7/01/23

                                       19

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

                City of Detroit, Michigan, Water Supply System Revenue Senior
                Lien Bonds, 2001 Series A:
$       3,400    5.750%, 7/01/28                                                       7/11 at 101.00        AAA        $ 3,692,128
        1,500    5.250%, 7/01/33                                                       7/11 at 100.00        AAA          1,531,125

                City of Muskegon Heights, County of Muskegon, State of Michigan,
                Water Supply System Revenue Bonds, Series 2000A:
        1,040    5.625%, 11/01/25                                                     11/10 at 100.00        Aaa          1,101,451
        1,160    5.625%, 11/01/30                                                     11/10 at 100.00        Aaa          1,223,150
------------------------------------------------------------------------------------------------------------------------------------
$     256,239   Total Long-Term Investments (cost $249,952,579) - 147.1%                                                266,112,867
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.9%                                                                      8,811,262
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)%                                                        (94,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $180,924,129
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       20


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 1.1%

$       1,370   Michigan Strategic Fund, Limited Obligation Revenue Bonds,            12/03 at 102.00        BBB        $ 1,378,357
                 WMX Technologies, Inc. Project, Series 1993,
                 6.000%, 12/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.8%

        1,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement                 5/12 at 100.00         A1            960,940
                 Asset-Backed Bonds, Series 2002 Refunding,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.5%

        2,000   Michigan Higher Education Student Loan Authority, Revenue              9/12 at 100.00        AAA          2,032,200
                 Bonds, 2002 Series XVII-G, 5.200%, 9/01/20 (Alternative
                 Minimum Tax)

        1,000   Board of Control of Saginaw Valley State University,                   7/09 at 100.00        Aaa          1,061,200
                 Michigan, General Revenue Bonds, Series 1999,
                 5.625%, 7/01/29

        3,500   Board of Governors of Wayne State University, Michigan,               11/09 at 101.00        AAA          3,540,495
                 General Revenue Bonds, Series 1999, 5.125%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 26.3%

        2,050   Economic Development Corporation of the City of Dearborn,             11/05 at 102.00        AAA          2,189,585
                 Michigan, Hospital Revenue Bonds, Oakwood Obligated
                 Group, Series 1995A, 5.875%, 11/15/25

        2,200   City of Hancock Hospital Finance Authority, Michigan,                  8/08 at 100.00        AAA          2,242,746
                 FHA-Insured Mortgage Hospital Revenue Bonds, Portage
                 Health System, Inc., Series 1998, 5.450%, 8/01/47

        2,500   City of Kalamazoo Hospital Finance Authority, Michigan,                5/06 at 102.00        AAA          2,644,250
                 Hospital Revenue Refunding and Improvement Bonds,
                 Bronson Methodist Hospital, Series 1996, 5.750%, 5/15/16

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                       8/03 at 102.00       BBB-          2,008,200
        3,200    6.500%, 8/15/18                                                       8/03 at 102.00       BBB-          3,208,672

        4,000   Michigan State Hospital Finance Authority, Hospital                    3/03 at 102.00         A1          4,044,640
                 Revenue and Refunding Bonds, Henry Ford Health System,
                 Series 1992A, 5.750%, 9/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue            1/05 at 102.00         A+          2,073,080
                 and Refunding Bonds, Otsego Memorial Hospital, Series 1995,
                 6.250%, 1/01/20

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds,             11/09 at 101.00         AA          2,684,600
                 Ascension Health Credit Group, Series 1999A, 6.125%, 11/15/26

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue            5/09 at 101.00        AAA          4,194,720
                 and Refunding Bonds, Mercy Mount Clemens Corporation
                 Obligated Group, Series 1999A, 5.750%, 5/15/29

          500   Michigan State Hospital Finance Authority, Hospital Revenue           11/11 at 101.00         A1            503,320
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue and        3/13 at 100.00         A1          1,549,350
                 Refunding Bonds, Henry Ford Health System, Series A,
                 5.625%, 3/01/17 (WI, settling 2/13/03)

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue           11/09 at 101.00         A1          4,475,784
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.5%

        1,335   Michigan State Housing Development Authority, Multifamily             12/10 at 100.00        AAA          1,380,590
                 Revenue Bonds, Landings Project, Senior Lien Series 2001A,
                 5.950%, 12/01/33 (Alternative Minimum Tax)

        1,000   Michigan State Housing Development Authority, Limited                  4/12 at 102.00        Aaa          1,018,290
                 Obligation Multifamily Revenue Bonds,  Series 2002A,
                 GNMA Collateralized - Burkshire Pointe Apartments,
                 5.400%, 10/20/32 (Alternative Minimum Tax)

                                       21


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$         500   Michigan State Housing Development Authority, Limited                  9/15 at 100.00        Aaa        $   507,840
                 Obligation Multifamily Revenue Bonds, Series 2002, FNMA
                 Enhanced - Renaissance Apartments, 5.350%, 8/01/22
                 (Alternative Minimum Tax)

        2,400   Michigan State Housing Development Authority, Limited                  4/04 at 103.00        AAA          2,496,720
                 Obligation Revenue Bonds, Walled Lake Villa Project,
                 Series 1993, 6.000%, 4/15/18

        1,500   Michigan State Housing Development Authority, Limited                 10/03 at 103.00        AAA          1,536,315
                 Obligation Revenue Bonds, Brenton Village Green Project,
                 Series 1993, 5.625%, 10/15/18

          790   Michigan State Housing Development Authority, Rental                   4/03 at 102.00        AAA            806,487
                 Housing Revenue Bonds, 1993 Series A, 5.875%,10/01/17

                Mount Clemens Housing Corporation, Michigan, Multifamily Housing
                Refunding Revenue Bonds, Series 1992A (FHA-Insured Mortgage Loan
                - Section 8 Assisted Project):
        1,000    6.600%, 6/01/13                                                       6/03 at 102.00        AAA          1,024,740
        1,500    6.600%, 6/01/22                                                       6/03 at 102.00        AAA          1,536,390


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.7%

        1,000   Central Montcalm Public Schools, Counties of Montcalm and              5/09 at 100.00        AAA          1,077,810
                 Ionia, State of Michigan, 1999 School Building and Site
                 Bonds, General Obligation - Unlimited Tax, 5.750%, 5/01/24

          730   Clarkston Community Schools, County of Oakland, State of               5/03 at 102.00        AAA            752,214
                 Michigan, 1993 School Building and Site Refunding Bonds,
                 5.900%, 5/01/16

                School District of the City of Detroit, Wayne County, Michigan,
                General Obligation Bonds, Series 2002A:
        1,415    6.000%, 5/01/20                                                         No Opt. Call        AAA          1,666,714
          750    6.000%, 5/01/21                                                         No Opt. Call        AAA            879,173

          650   School District of the City of Detroit, Wayne County,                  5/09 at 101.00        AAA            628,420
                 Michigan, School Building and Site Improvement Bonds,
                 Unlimited Tax General Obligation Bonds, Series 1998B,
                 4.750%, 5/01/28

          500   School District of the City of Detroit, Wayne County, Michigan,        5/12 at 100.00        AAA            536,475
                 School Building and Site Improvement Bonds, Unlimited Tax
                 General Obligation Bonds, Series 2001A, 5.500%, 5/01/21

        3,000   Dexter Community Schools, Counties of Washtenaw and                    5/03 at 102.00        AAA          3,039,570
                 Livingston, State of Michigan, 1993 School Building and Site
                 Refunding Bonds, General Obligation - Unlimited Tax,
                 5.000%, 5/01/17

        1,000   Durand Area Schools, Shiawasee County, Michigan, General               5/07 at 100.00        AAA          1,025,460
                 Obligation Bonds, Series 1997, 5.375%, 5/01/23

        3,815   City of East Lansing Building Authority, Counties of Ingham            4/11 at 100.00         AA          3,968,020
                 and Clinton, State of Michigan, 2000 Building Authority
                 Bonds, General Obligation - Unlimited Tax, 5.375%, 4/01/25

        1,000   Oxford Area Community School District, Counties of Oakland            11/11 at 100.00        AAA          1,091,620
                 and Lapeer, State of Michigan,  General Obligation Bonds,
                 Series 2001, 5.500%, 5/01/17

          380   Reeths-Puffer Schools, County of Muskegon, State of Michigan,          5/05 at 101.00        AAA            414,071
                 1995 School Building and Site  Refunding Bonds,
                 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland               5/10 at 100.00        AAA          1,093,000
                 and Macomb, State of Michigan, General Obligation Bonds,
                 Series 2000-I, 5.750%, 5/01/19

        1,575   South Lyon Community Schools, Counties of Oakland,                    11/12 at 100.00        AAA          1,640,142
                 Washtenaw, and Livingston, State  of Michigan, General
                 Obligation Bonds, Series 2003, 5.250%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 26.8%

        5,750   City of Detroit Convention Facility, Michigan, Limited Tax             9/03 at 102.00        AAA          5,992,995
                 Revenue Refunding Bonds, Cobo Hall Expansion Project,
                 Series 1993, 5.250%, 9/30/12

        1,000   City of Detroit Downtown Development Authority, Michigan,              7/08 at 100.00        AAA            973,720
                 Tax Increment Refunding Bonds, Development Area No. 1
                 Projects, Series 1998A, 4.750%, 7/01/25

        7,000   Detroit/Wayne County Stadium Authority, Wayne County,                  2/07 at 102.00        AAA          7,145,390
                 Michigan, Building Authority Stadium Bonds, Series 1997,
                 General Obligation - Limited Tax Bonds, 5.250%, 2/01/27

        1,500   Michigan State Building Authority, 2000 Revenue Bonds,                10/10 at 100.00        AA+          1,586,055
                 Series I, Facilities Program, 5.375%, 10/15/20

                Michigan State Building Authority, 2001 Revenue Refunding
                Bonds, Series I, Facilities Program:
        2,570    5.500%, 10/15/19                                                     10/11 at 100.00        AA+          2,779,198
        6,500    5.000%, 10/15/24                                                     10/11 at 100.00        AA+          6,556,615

                                       22

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       1,000   State of Michigan, Certificates of Participation, New Center           9/11 at 100.00        AAA        $ 1,052,600
                 Development Inc., Series 2001, 5.375%, 9/01/21

        1,500   State of Michigan, Comprehensive Transportation Revenue               11/11 at 100.00        AAA          1,552,005
                 Bonds, Series 2001A Refunding,  5.000%, 11/01/19

        1,000   Puerto Rico Highway and Transportation Authority, Highway              7/16 at 100.00          A            978,030
                 Revenue Bonds, Series Y of 1996,  5.000%, 7/01/36

        3,615   Saginaw-Midland Municipal Water Supply Corporation,                    3/03 at 101.50         A2          3,681,769
                 Michigan, Water Supply System Revenue Bonds, General
                 Obligation - Limited Tax Bonds, Series 1993, 5.250%, 9/01/16
                 (Pre-refunded to 3/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.7%

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue                6/03 at 102.00        BB-            290,000
                 Bonds, 1993 Series A, American Airlines, Inc. Project,
                 6.300%, 6/01/23 (Alternative Minimum Tax)

        2,000   Charter County of Wayne, Michigan, Detroit Metropolitan               12/08 at 101.00        AAA          1,972,740
                 Wayne County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)
        1,000   Charter County of Wayne, Michigan, Detroit Metropolitan               12/08 at 101.00        AAA            992,180
                 Wayne County Airport, Airport Revenue Bonds, Series 1998B,
                 4.875%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 26.5%

          475   Children's Trust Fund, Puerto Rico, Tobacco Settlement                 7/10 at 100.00        AAA            529,777
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   City of Detroit, Michigan, Sewage Disposal System Revenue              1/10 at 101.00        AAA          2,334,080
                 Bonds, Series 1999-A, 5.875%, 7/01/27 (Pre-refunded
                 to 1/01/10)

        4,000   City of Detroit, Michigan, Water Supply System Revenue                 1/10 at 101.00        AAA          4,634,760
                 Senior Lien Bonds, Series 1999-A, 5.750%, 7/01/26
                 (Pre-refunded to 1/01/10)

        3,000   Board of Regents of Eastern Michigan University, General              12/06 at 101.00        AAA          3,425,040
                 Revenue Bonds, Series 1997, 5.500%, 6/01/27 (Pre-refunded
                 to 12/01/06)

        2,000   Board of Control of Ferris State University, Michigan,                10/03 at 102.00        AAA          2,108,800
                 General Revenue Bonds, Series 1993, 6.250%, 10/01/19
                 (Pre-refunded to 10/01/03)

        1,950   Michigan Municipal Bond Authority, State Revolving Fund                  No Opt. Call        AAA          2,027,044
                 Revenue Bonds, Series 1994, 7.000%, 10/01/03

        5,000   Michigan Municipal Bond Authority, State Revolving Fund               10/09 at 101.00        AAA          5,775,250
                 Revenue Bonds, Drinking Water  Revolving Fund Revenue
                 Bonds, Series 1999, 5.500%, 10/01/21 (Pre-refunded
                 to 10/01/09)

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue            5/03 at 102.00        AAA          3,101,130
                 Refunding Bonds, St. John Hospital, Series 1993A,
                 6.000%, 5/15/13

        1,240   Milan Area Schools, Counties of Washtenaw and Monroe,                  5/10 at 100.00        AAA          1,423,793
                 State of Michigan, 2000 School  Building and Site Bonds,
                 General Obligation - Unlimited Tax, Series A, 5.625%, 5/01/16
                 (Pre-refunded to 5/01/10)

        1,100   Commonwealth of Puerto Rico, Public Improvement Refunding              7/07 at 101.50      A-***          1,283,282
                 Bonds, Series 1997, General Obligation Bonds,
                 5.750%, 7/01/17 (Pre-refunded to 7/01/07)

          620   Reeths-Puffer Schools, County of Muskegon, State of                    5/05 at 101.00        AAA            685,261
                 Michigan, 1995 School Building and Site  Refunding Bonds,
                 5.750%, 5/01/15 (Pre-refunded to 5/01/05)

        1,500   Romulus Community Schools, County of Wayne, State of                   5/09 at 100.00        AAA          1,731,750
                 Michigan, 1999 School Building and Site Bonds, General
                 Obligation - Unlimited Tax Bonds, 5.750%, 5/01/25
                 (Pre-refunded to 5/01/09)

        2,500   West Bloomfield School District, County of Oakland, State              5/10 at 100.00        AAA          2,900,275
                 of Michigan, 2000 School Building and Site Bonds, General
                 Obligation - Unlimited Tax Bonds, 5.800%, 5/01/17
                 (Pre-refunded to 5/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 22.6%

        1,000   Michigan Public Power Agency, Combustion Turbine No. 1                 1/12 at 100.00        AAA          1,027,540
                 Project Revenue Bonds, 2001 Series A, 5.250%, 1/01/27

        1,000   Michigan South Central Power Agency, Power Supply System                 No Opt. Call       Baa1          1,085,980
                 Revenue Bonds, 2000 Series, 6.000%, 5/01/12

                                       23


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$       3,500   Michigan Strategic Fund, Limited Obligation Refunding                  6/03 at 102.00        AAA        $ 3,626,455
                 Revenue Bonds, Consumers Power Company Project,
                 Collateralized Series 1993B, 5.800%, 6/15/10

        3,000   Michigan Strategic Fund, Limited Obligation Refunding                    No Opt. Call        Aaa          3,219,690
                 Revenue Bonds, Detroit Edison Company, Series 1995CC
                 Remarketing, 4.850%, 9/01/30 (Mandatory put 9/01/11)

        5,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/11 at 100.00         A-          5,076,750
                 Bonds, Detroit Edison Company Pollution Control Bonds,
                 Collateralized Series 2001C, 5.450%, 9/01/29

        1,000   Michigan Strategic Fund, Limited Obligation Refunding                  9/09 at 102.00        AAA          1,035,490
                 Revenue Bonds, Detroit Edison Company Pollution Control
                 Bonds, Collateralized Series 1999A, 5.550%, 9/01/29
                 (Alternative Minimum Tax)

                County of Monroe, Michigan, Pollution Control Revenue
                Bonds, Detroit Edison Company, Series CC-1992:
        2,500    6.550%, 6/01/24 (Alternative Minimum Tax)                             6/03 at 102.00        AAA          2,589,525
        1,500    6.550%, 9/01/24 (Alternative Minimum Tax)                             9/03 at 102.00        AAA

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds,             No Opt. Call        AAA          6,499,080
                 Detroit Edison Company, Series A-1994, 6.350%, 12/01/04
                 (Alternative Minimum Tax)

        1,500   Wyandotte, Michigan, Electric Revenue Bonds, Series 2002              10/08 at 101.00        AAA          1,609,635
                 Refunding, 5.375%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.4%

        2,000   City of Detroit, Michigan, Sewage Disposal System Revenue              7/07 at 101.00        AAA          2,098,520
                 Bonds, Series 1997-A, 5.500%, 7/01/20

        3,755   City of Detroit, Michigan, Sewage Disposal System Revenue              7/03 at 102.00        AAA          3,897,352
                 and Refunding Bonds, Series 1993-A, 5.700%, 7/01/13

        1,500   City of Detroit, Michigan, Sewage Disposal System Revenue                No Opt. Call        AAA          1,652,610
                 Bonds, Second Lien Series 20001B, 5.500%, 7/01/29

        2,700   City of Detroit, Michigan, Water Supply System Revenue Senior          7/11 at 100.00        AAA          2,756,025
                 Lien Bonds, 2001 Series A, 5.250%, 7/01/33

        1,000   City of Grand Rapids, Michigan, Sanitary Sewer System                  7/08 at 101.00        AAA            968,030
                 Improvement and Refunding Revenue Bonds, Series 1998A,
                 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     167,235   Total Long-Term Investments (cost $163,614,656) - 144.9%                                                175,139,926
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      1,692,789
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.3)%                                                        (56,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $120,832,715
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       24

                            Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 3.8%

$       1,150   Michigan Higher Education Facilities Authority, Limited                9/11 at 100.00        Aaa        $ 1,157,533
                 Obligation Revenue Bonds, Kettering University Refunding,
                 Series 2001, 5.000%, 9/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.7%

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,              7/11 at 101.00         AA          1,009,990
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21

        1,200   Michigan State Hospital Finance Authority, Hospital Revenue            1/06 at 102.00       Baa3          1,205,388
                 Bonds, Sinai Hospital Refunding, Series 1995, 6.625%, 1/01/16

          600   Michigan State Hospital Finance Authority, Hospital Revenue            5/06 at 102.00         A1            596,862
                 and Refunding Bonds (Henry Ford Health System),
                 Series 1995A, 5.250%, 11/15/20

          750   Michigan State Hospital Finance Authority, Hospital Revenue           11/11 at 101.00         A1            754,980
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31
        1,800   City of Royal Oak Hospital Finance Authority, Michigan,               11/11 at 100.00        AAA          1,821,960
                 Hospital Revenue Bonds, William Beaumont Hospital,
                 Series 2001M, 5.250%, 11/15/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.7%

        1,700   Michigan State Housing Development Authority, Limited                  8/12 at 102.00        Aaa          1,737,791
                 Obligation Multifamily Housing Revenue Bonds, GNMA
                 Collateralized - Cranbrook Apartments, Series 2001A,
                 5.400%, 2/20/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.2%

        1,250   Michigan State Housing Development Authority, Single                   1/11 at 100.00        AAA          1,288,213
                 Family Mortgage Revenue Bonds, Series 2001,
                 5.300%, 12/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 54.4%

        1,000   School District of the City of Detroit, Wayne County,                  5/13 at 100.00        AAA          1,050,590
                 Michigan, General Obligation Bonds, Series 2002A,
                 5.375%, 5/01/24

        1,000   School District of the City of Detroit, Wayne County,                  5/09 at 101.00        AAA            966,800
                 Michigan, School Building and Site Improvement Bonds,
                 Unlimited Tax General Obligation Bonds, Series 1998B,
                 4.750%, 5/01/28

        1,000   School District of the City of Detroit, Wayne County,                  5/12 at 100.00        AAA          1,072,950
                 Michigan, School Building and Site Improvement Bonds,
                 Unlimited Tax General Obligation Bonds, Series 2001A,
                 5.500%, 5/01/21

        1,000   School District of the City of Garden City, County of Wayne,           5/11 at 100.00        AAA          1,006,310
                 State of Michigan, General Obligation Bonds, Series 2001
                 Refunding, 5.000%, 5/01/26

        1,300   Harper Creek Community School District, County of Calhoun,             5/11 at 100.00        AAA          1,314,014
                 State of Michigan, General Obligation Bonds, Series 2001,
                 5.125%, 5/01/31

        2,200   Huron School District, Counties of Wayne and Monroe,                   5/11 at 100.00        AAA          2,290,486
                 State of Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/26

        1,500   Huron Valley School District, Counties of Oakland and                 11/11 at 100.00        AAA          1,509,180
                 Livingston, State of Michigan, General Obligation Bonds,
                 Series 2001, 5.000%, 5/01/27

        1,050   Lawton Community Schools, County of Van Buren, State of               11/11 at 100.00        AAA          1,123,217
                 Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/21

        1,000   Portland Public Schools, County of Ionia, State of Michigan,          11/11 at 100.00        AAA          1,003,790
                 General Obligation Bonds, Series 2001, 5.000%, 5/01/29

        1,000   Commonwealth of Puerto Rico, Public Improvement General                7/11 at 100.00         A-            997,280
                 Obligation Bonds of 2002, Series A, 5.125%, 7/01/31

        1,000   Rochester Community School District, Counties of Oakland              11/11 at 100.00        AAA          1,063,040
                 and Macomb, State of Michigan,  General Obligation Bonds,
                 2001 Series II, 5.500%, 5/01/22

          500   Warren Building Authority, Michigan, General Obligation -             11/10 at 100.00        AAA            512,705
                 Limited Tax Bonds, Series 2001, 5.150%, 11/01/22

                                       25


                            Nuveen Michigan Dividend Advantage Municipal (NZW) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$         500   Warren Building Authority, Michigan, General Obligation -             11/10 at 100.00        AAA        $   512,705
                 Limited Tax Bonds, Series 2001, 5.150%, 11/01/22

                Washtenaw County, Michigan, General Obligation - Limited Tax
                Bonds, Sylvan Township Water and Wastewater System, Series 2001:
          500    5.000%, 5/01/19                                                       5/09 at 100.50        AAA            514,385
          800    5.000%, 5/01/20                                                       5/09 at 100.50        AAA            819,072

        1,300   Willow Run Community Schools, County of Washtenaw,                     5/11 at 100.00        AAA          1,327,664
                 State of Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.2%

        1,300   City of Grand Rapids Building Authority, County of Kent, State        10/11 at 100.00        AAA          1,320,085
                 of Michigan, General Obligation - Limited  Tax Bonds,
                 Series 2001, 5.125%, 10/01/26

        1,205   State Building Authority, State of Michigan, 2001 Revenue             10/11 at 100.00        AA+          1,215,496
                 Refunding Bonds, Series I, Facilities Program, 5.000%, 10/15/24

        2,000   State of Michigan, State Trunk Line Fund Bonds, Series 2001A,         11/11 at 100.00        AAA          2,014,660
                 5.000%, 11/01/25

        1,450   Muskegon County, Michigan, General Obligation -                        7/11 at 100.00        AAA          1,459,338
                 Limited Tax Wastewater Management System No. 2 Revenue
                 Bonds, Series 2002, 5.000%, 7/01/26

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                     No Opt. Call       BBB+          1,157,900
                 Appropriation Bonds, 2002 Series E, 6.000%, 8/01/26

        1,750   Charter County of Wayne, Michigan, Airport Hotel Revenue              12/11 at 101.00        AAA          1,743,368
                 Bonds, Detroit Metropolitan Wayne County Airport, General
                 Obligation - Limited Tax Bonds, Series 2001A, 5.000%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.7%

        1,750   Charter County of Wayne, Michigan, Airport Revenue Bonds,             12/08 at 101.00        AAA          1,726,148
                 Detroit Metropolitan Wayne County Airport, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.6%

        1,000   Michigan Municipal Bond Authority, State Revolving Fund               10/10 at 101.00        AAA          1,179,780
                 Revenue Bonds, Drinking Water Revolving Fund Revenue
                 Bonds, Series 2000, 5.875%, 10/01/17 (Pre-refunded
                 to 10/01/10)

          500   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00        AAA            534,595
                 Obligation Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.5%

        1,235   Michigan Public Power Agency, Combustion Turbine No. 1                 1/12 at 100.00        AAA          1,271,714
                 Project Revenue Bonds, 2001 Series A, 5.250%, 1/01/24

        2,215   Michigan Strategic Fund, Limited Obligation Refunding                  9/11 at 100.00         A-          2,249,930
                 Revenue Bonds, Detroit Edison Company Pollution Control
                 Project Bonds, Collateralized Series 1999C, Fixed Rate
                 Conversion, 5.650%, 9/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.2%

        1,000   City of Detroit, Michigan, Sewage System Disposal                        No Opt. Call        AAA          1,101,740
                 Revenue Bonds, Second Lien Series 20001B, 5.500%, 7/01/29

                City of Detroit, Michigan, Water Supply System Revenue Senior
                Lien Bonds, 2001 Series A:
        1,000    5.000%, 7/01/30                                                       7/11 at 100.00        AAA          1,001,660
        1,000    5.250%, 7/01/33                                                       7/11 at 100.00        AAA          1,020,750
------------------------------------------------------------------------------------------------------------------------------------
$      44,005   Total Long-Term Investments (cost $43,838,753) - 148.0%                                                  45,141,364
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.5%                                                                      1,352,218
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $30,493,582
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                                       26


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 2.7%

$       4,450   Children's Trust Fund, Puerto Rico, Tobacco Settlement                 5/12 at 100.00         A1        $ 4,276,183
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.2%

          825   Bowling Green State University, Ohio, General Receipts                 6/03 at 100.00          A            839,380
                 Bonds, Series 1991, 6.700%, 6/01/07

        3,665   State of Ohio, Education Loan Revenue Bonds, Series 1997A,             6/07 at 102.00        AAA          3,821,935
                 Supplemental Student Loan Program, 1997A1,
                 5.850%, 12/01/19 (Alternative Minimum Tax)

        1,000   Ohio Higher Educational Facilities Commission, Revenue                12/04 at 102.00        AAA          1,091,780
                 Bonds, University of Dayton Project, Series 1994,
                 5.800%, 12/01/14

        1,200   Ohio Higher Educational Facilities Commission, Revenue                 9/06 at 101.00        Ba1          1,212,792
                 Bonds, University of Findlay Project, Series 1996,
                 6.125%, 9/01/16

        1,200   Ohio State University, General Receipts Bonds, Series 2002,           12/12 at 100.00         AA          1,216,764
                 5.125%, 12/01/31

        1,575   Ohio State University, General Receipts Bonds, Series 1992 A1,         6/03 at 102.00         AA          1,611,461
                 5.875%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.2%

        2,675   County of Clermont, Ohio, Hospital Facilities Revenue                  7/03 at 102.00        AAA          2,735,776
                 Refunding Bonds, Series 1993 A, Mercy Health System,
                 5.875%, 1/01/15

        1,000   County of Cuyahoga, Ohio, Hospital Improvement and                     2/07 at 102.00        AAA          1,100,750
                 Refunding Revenue Bonds, Series 1997, MetroHealth System
                 Project, 5.625%, 2/15/17

        1,170   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,           2/03 at 102.00        Aa3          1,194,675
                 Series 1993, Health Cleveland, Inc., Fairview General
                 Hospital Project, 6.300%, 8/15/15

        2,500   Erie County, Ohio, Hospital Facilities Revenue Bonds,                  8/12 at 101.00          A          2,511,775
                 Firelands Regional Medical Center, Series 2002A,
                 5.625%, 8/15/32

                County of Franklin, Ohio, Hospital Refunding and Improvement
                Revenue Bonds, 1996 Series A, Children's Hospital Project:
        1,000    5.750%, 11/01/20                                                     11/06 at 101.00        Aa2          1,031,060
        1,500    5.875%, 11/01/25                                                     11/06 at 101.00        Aa2          1,540,410

        2,500   County of Marion, Ohio, Hospital Refunding and Improvement             5/06 at 102.00       BBB+          2,645,875
                 Revenue Bonds, Series 1996, Community Hospital,
                 6.375%, 5/15/11

        2,405   County of Miami, Ohio, Hospital Facilities Revenue                     5/06 at 102.00       BBB+          2,483,235
                 Refunding and Improvement Bonds, Series 1996A, Upper
                 Valley Medical Center, 6.250%, 5/15/16

        1,500   County of Montgomery, Ohio, Hospital Facilities Revenue                4/06 at 102.00        AAA          1,649,895
                 Refunding and Improvement Bonds, Series 1996, Kettering
                 Medical Center, 5.625%, 4/01/16

        3,000   County of Montgomery, Ohio, Hospital Facilities Revenue                4/10 at 101.00       BBB+          3,229,530
                 Bonds, Series 1999, Kettering Medical Center,
                 6.750%, 4/01/18

        6,000   City of Parma, Ohio, Hospital Improvement and Refunding               11/08 at 101.00         A-          5,878,560
                 Revenue Bonds, Series 1998, Parma Community Hospital
                 Association, 5.375%, 11/01/29

        2,500   County of Richland, Ohio, Hospital Facilities Revenue                 11/10 at 101.00         A-          2,610,400
                 Improvement Bonds, Series 2000B, MedCentral Health
                 System Obligated Group, 6.375%, 11/15/30

        1,500   City of Steubenville, Ohio, Hospital Facilities Revenue               10/10 at 100.00         A3          1,585,095
                 Refunding and Improvement Bonds, Series 2000, Trinity
                 Health System, 6.375%, 10/01/20

        1,705   County of Tuscarawas, Ohio, Hospital Facilities Revenue               10/11 at 101.00         AA          1,836,831
                 Bonds, Union Hospital Project, Series 2001, 5.750%, 10/01/21

                                       27


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 14.4%

$       1,385   County of Clermont, Ohio, Mortgage Revenue Bonds,                      8/03 at 103.00        Aaa        $ 1,405,263
                 Series 1994, GNMA Collateralized - S.E.M. Villa II Project,
                 Series 1994-A, 5.950%, 2/20/30

        1,000   Cuyahoga County, Ohio, Mortgage Revenue Bonds,                         9/10 at 102.00        Aaa          1,009,080
                 West Tech Apartments Project, Series 2002A, GNMA
                 Collateralized, 5.350%, 3/20/33 (Alternative Minimum Tax)

        1,435   County of Cuyahoga, Ohio, Multifamily Housing Revenue                  6/08 at 105.00        Aaa          1,527,586
                 Bonds, 1997 Water Street Associates Project,
                 6.150%, 12/20/26 (Alternative Minimum Tax)

                County of Cuyahoga, Ohio, Multifamily Housing Mortgage
                Revenue Bonds, 2001 Series A, GNMA Collateralized -
                Longwood Phase One Associates L.P. Project:
        2,475    5.350%, 1/20/21 (Alternative Minimum Tax)                             7/11 at 102.00        Aaa          2,537,197
        2,250    5.450%, 1/20/31 (Alternative Minimum Tax)                             7/11 at 102.00        Aaa          2,297,475

        1,000   Cuyahoga County, Ohio, Multifamily Revenue Bonds,                      9/12 at 102.00        Aaa          1,016,580
                 Livingston Park GNMA Collateralized, Series 2002A,
                 5.350%, 9/20/27

          985   County of Franklin, Ohio, Multifamily Housing Mortgage                 1/05 at 103.00         Aa            995,825
                 Revenue Bonds, Series 1994A, FHA-Insured Mortgage
                 Loan - Hamilton Creek Apartments Project, 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation, Ohio,                 1/04 at 102.00        Aaa          4,143,880
                 Mortgage Revenue Refunding Bonds, Series 1999A,
                 FHA-Insured Mortgage Loan - Northgate Apartments
                 Section 8 Assisted Project, 6.000%, 7/01/24

        3,265   Ohio Housing Finance Agency, Multifamily Housing                      12/09 at 100.00        AAA          3,435,825
                 Revenue Bonds, Timber Lake Apartments Project,
                 Series 1999C, 6.150%, 12/01/24 (Alternative Minimum Tax)

        4,315   Ohio Capital Corporation for Housing Mortgage Revenue                  2/09 at 102.00        Aa2          4,521,430
                 Refunding Bonds, Series 1999G, FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects, 5.950%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.2%

        2,560   Ohio Housing Finance Agency, Residential Mortgage                      9/09 at 100.00        Aaa          2,716,058
                 Revenue Bonds, 2000 Series A1, Mortgage-Backed
                 Securities Program, 6.350%, 9/01/31 (Alternative
                 Minimum Tax)

        2,840   Ohio Housing Finance Agency, Residential Mortgage                      9/07 at 102.00        Aaa          2,929,176
                 Revenue Bonds, 1996 Series B-3, Mortgage-Backed
                 Securities Program, 5.750%, 9/01/28 (Alternative
                 Minimum Tax)

        5,000   Ohio Housing Finance Agency, Residential Mortgage                      3/08 at 101.50        AAA          5,097,900
                 Revenue Bonds, 1998 Series A1, 5.300%, 9/01/19
                 (Alternative Minimum Tax)

        3,955   Ohio Housing Finance Agency, Residential Mortgage                      9/08 at 102.00        Aaa          4,010,805
                 Revenue Bonds, 1997 Series B,  Mortgage-Backed
                 Securities Program, 5.400%, 9/01/29 (Alternative
                 Minimum Tax)

        3,000   Ohio Housing Finance Agency, Residential Mortgage                      3/12 at 100.00        Aaa          3,053,280
                 Revenue Bonds, GNMA Mortgage-Backed Securities
                 Program, 2002 Series D, 5.400%, 9/01/34 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6%

        1,000   County of Marion, Ohio, Health Care Facilities Refunding              11/03 at 102.00       BBB-          1,015,750
                 and Improvement Revenue Bonds, Series 1993, United
                 Church Homes, Inc. Project, 6.300%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.2%

        1,000   Ansonia Local School District, Darke County, Ohio, General            12/10 at 102.00        Aaa          1,079,100
                 Obligation Bonds, Series 2000, 5.500%, 12/01/22

        1,000   Bay Village City School District, Ohio, General Obligation -          12/10 at 100.00        Aa2          1,008,640
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

                Berea City School District, Ohio, School Improvement Bonds,
                Series 1993, General Obligation - Unlimited Tax Bonds:
          650    7.500%, 12/15/06                                                     12/03 at 102.00        AAA            698,529
          680    7.450%, 12/15/07                                                     12/03 at 102.00        AAA            730,476

        1,750   Brecksville - Broadview Heights City School District, Ohio,           12/06 at 102.00        AAA          2,045,610
                 School Improvement Bonds, Series 1996, General
                 Obligation - Unlimited Tax Bonds, 6.500%, 12/01/16

        1,000   Cincinnati City School District, Hamilton County, Ohio,               12/11 at 100.00        AAA          1,093,240
                 General Obligation Bonds, Series 2001, 5.375%, 12/01/15

        2,600   Cincinnati City School District, Hamilton County, Ohio, General       12/12 at 100.00        AAA          2,745,990
                 Obligation Bonds, Series 2002, 5.250%, 6/01/21

                                       28

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,000   City of Dublin, Ohio, Various Purpose Improvement Bonds,              12/10 at 100.00        Aa1        $ 1,027,650
                 Series 2000A, General Obligation - Unlimited Tax Bonds,
                 5.000%, 12/01/20

        1,300   County of Franklin, Ohio, Refunding Bonds, Series 1993,               12/08 at 102.00        AAA          1,407,432
                 General Obligation - Limited Tax Bonds, 5.375%, 12/01/20

        2,000   Garfield Heights City School District, Cuyahoga County,               12/11 at 100.00        Aaa          2,022,020
                 Ohio, General Obligation School Improvement Bonds,
                 Series 2001, 5.000%, 12/15/26

        1,000   Hilliard City School District, Ohio, General Obligation Bonds,        12/10 at 101.00        AAA          1,087,710
                 School Improvement Bonds, Series 2000, 5.750%, 12/01/24

        2,000   Lakota Local School District, County of Butler, Ohio, General          6/11 at 100.00        Aaa          2,038,300
                 Obligation - Unlimited Tax School Improvement and
                 Refunding Bonds, Series 2001, 5.125%, 12/01/26

        1,750   London City School District, Ohio, General Obligation School          12/11 at 100.00        Aaa          1,764,175
                 Facilities Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/29

        2,500   Louisville City School District, Ohio, General Obligation Bonds,      12/11 at 100.00        Aaa          2,520,250
                 Series 2001, 5.000%, 12/01/29

        1,515   Massillon City School District, Ohio, General Obligation Bonds,       12/12 at 100.00        Aaa          1,595,159
                 Series 2003, 5.250%, 12/01/21

        2,335   Milford Exempted Village School District, Ohio, General               12/11 at 100.00        Aaa          2,373,481
                 Obligation Bonds, Series 2001, 5.125%, 12/01/30

        1,260   Morgan Local School District, Counties of Morgan, Muskingum,          12/10 at 101.00        AA-          1,373,992
                 and Washington, Ohio, School Improvement General
                 Obligation - Unlimited Tax Bonds, Series 2000, 5.750%, 12/01/22

                North Canton City School District, Ohio, School Improvement
                Bonds, Series 1994, General Obligation - Unlimited Tax Bonds:
          650    9.750%, 12/01/03                                                        No Opt. Call        AAA            695,773
          715    9.700%, 12/01/04                                                        No Opt. Call        AAA            821,893

                Oak Hills Local School District, Hamilton County, Ohio, General
                Obligation Bonds, Series 1997B:
        1,025    6.900%, 12/01/11                                                        No Opt. Call        AAA          1,271,472
        1,090    6.900%, 12/01/12                                                        No Opt. Call        AAA          1,362,685

        2,720   Pickerington Local School District, Fairfield and Franklin            12/11 at 100.00        AAA          2,742,440
                 Counties, Ohio, General Obligation Bonds, School Facilities
                 Construction and Improvement, Series 2001, 5.000%, 12/01/28

        1,100   Plain Local School District, Franklin and Licking Counties,            6/12 at 100.00        Aaa          1,209,857
                 Ohio, General Obligation Bonds, Series 2002, 5.500%, 12/01/17

          280   Plain Local School District, Franklin and Licking Counties,            6/11 at 100.00        Aaa            314,378
                 Ohio, General Obligation Bonds, Series 2000, 6.000%, 12/01/20

        1,445   Portage County, Ohio, General Obligation Bonds, Series 2001,          12/11 at 100.00        AAA          1,458,988
                 5.000%, 12/01/27

        2,000   Commonwealth of Puerto Rico, Public Improvement Bonds                  7/06 at 101.50         A-          2,042,500
                 of 1996, General Obligation Bonds, 5.400%, 7/01/25

        1,000   Revere Local School District, Ohio, School Improvement                12/03 at 102.00        AAA          1,055,900
                 Bonds, Series 1993, General Obligation - Unlimited Tax
                 Bonds, 6.000%, 12/01/16

        2,830   Springfield Township, Hamilton County, Ohio, Various                  12/11 at 100.00        Aa3          2,912,806
                 Purpose General Obligation - Limited Tax Bonds, Series 2002,
                 5.250%, 12/01/27

        2,000   City of Strongsville, Ohio, General Obligation Bonds,                 12/11 at 100.00        Aaa          2,049,380
                 Series 2001, 5.000%, 12/01/21

           70   City of Strongsville, Ohio, Various Purpose Improvement               12/06 at 102.00        Aa2             77,247
                 Bonds, Series 1996, General Obligation - Limited Tax,
                 5.950%, 12/01/21

        1,000   Upper Arlington City School District, Ohio, General Obligation        12/06 at 101.00        AAA          1,025,860
                 Bonds, Series 1996, Improvement Bonds, 5.250%, 12/01/22

        2,000   Board of Education, Wayne Local School District, County               12/06 at 101.00        AAA          2,266,280
                 of Warren, Ohio, School Improvement Bonds, Series 1996,
                 General Obligation - Unlimited Tax, 6.100%, 12/01/24

        2,000   Westerville City School District, Franklin and Delaware                6/11 at 100.00        AAA          2,018,460
                 Counties, Ohio, Various Purpose General Obligation Bonds,
                 Series 2001, 5.000%, 12/01/27

        1,000   City of Westlake, Ohio, Various Purpose General Obligation            12/08 at 101.00        Aaa          1,095,410
                 Improvement and Refunding Bonds, Series 1997,
                 5.550%, 12/01/17

                                       29


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 3.7%

$       1,250   City of Columbus, Ohio, Tax Increment Financing Bonds,                 6/09 at 101.00        AAA        $ 1,252,213
                 Series 1999, Easton Project, 4.875%, 12/01/24

        7,000   County of Hamilton, Ohio, Sales Tax Bonds, Subordinate                   No Opt. Call        Aaa          1,882,930
                 Series B, 0.000%, 12/01/28

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Bonds, Series 2001B Refunding:
        1,000    5.500%, 10/01/15                                                      4/12 at 100.00        AAA          1,106,420
        1,000    5.500%, 10/01/17                                                      4/12 at 100.00        AAA          1,096,810

          615   State of Ohio Department of Transportation, Certificates of            4/03 at 100.00         AA            615,683
                 Participation, Rickenbacker Port Authority Improvements,
                 6.125%, 4/15/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TECHNOLOGY - 0.3%

          500   County of Franklin, Ohio, Revenue Bonds, Series 1993, Online           4/03 at 100.00        N/R            501,305
                 Computer Library Center, Incorporated Project, 6.000%, 4/15/13


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.7%

                City of Cleveland, Ohio, Airport System Revenue Bonds,
                Series 2000A:
        1,780    5.250%, 1/01/16                                                       1/10 at 101.00        AAA          1,889,310
        3,000    5.000%, 1/01/31                                                       1/10 at 101.00        AAA          3,010,560

        3,430   City of Cleveland, Ohio, Parking Facilities Refunding Revenue          9/06 at 102.00        AAA          3,609,320
                 Bonds, Series 1996, 5.500%, 9/15/22

                Columbus Municipal Airport Authority, Ohio, Airport Improvement
                Revenue Bonds, Series 1994A, Port Columbus International Airport
                Project:
          830    5.950%, 1/01/08 (Alternative Minimum Tax)                             1/04 at 102.00        AAA            866,860
        1,000    6.000%, 1/01/14 (Alternative Minimum Tax)                             1/04 at 102.00        AAA          1,052,520

        1,500   City of Dayton, Ohio, Special Facilities Revenue Refunding             2/08 at 102.00        BB+          1,136,220
                 Bonds, Series 1998A, Emery Air Freight Corporation and
                 Emery Worldwide Airlines, Inc. - Guarantors,
                 5.625%, 2/01/18

        2,000   State of Ohio, Turnpike Revenue Bonds, 1998 Series A, 5.500%, 2/15/18    No Opt. Call        AAA          2,253,080


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.2%

        3,065   Children's Trust Fund, Puerto Rico, Tobacco Settlement                 7/10 at 100.00        AAA          3,418,456
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   City of Cleveland, Ohio, Public Power System First Mortgage           11/04 at 102.00        AAA          2,242,460
                 Revenue Bonds, Series 1994A, 7.000%,11/15/24
                 (Pre-refunded to 11/15/04)

        3,960   City of Cleveland, Ohio, Waterworks Improvement and                    1/06 at 102.00        AAA          4,480,661
                 Refunding Revenue Bonds, 1st Mortgage Series 1996-H,
                 5.750%, 1/01/26 (Pre-refunded to 1/01/06)
        2,240   County of Franklin, Ohio, First Mortgage Revenue, Series 1979,         6/03 at 103.00        AAA          2,599,072
                 Online Computer Library Center, Incorporated Project,
                 7.500%, 6/01/09

        1,365   County of Franklin, Ohio, Health Care Facilities Revenue Bonds,        7/03 at 102.00     N/R***          1,421,798
                 Series 1993, Ohio Presbyterian Retirement Services,
                 6.500%, 7/01/23 (Pre-refunded to 7/01/03)

        1,505   Greater Cleveland Regional Transit Authority, Ohio, General           12/06 at 101.00        Aaa          1,727,138
                 Obligation Capital Improvement Bonds, Series 1996,
                 5.650%, 12/01/16 (Pre-refunded to 12/01/06)

        2,100   Lakota Local School District, County of Butler, Ohio, School          12/05 at 100.00        AAA          2,373,819
                 Improvement General Obligation - Unlimited Tax Bonds,
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded to 12/01/05)

        1,000   City of Newark, Ohio, General Obligation - Limited Tax Water          12/03 at 102.00        AAA          1,060,730
                 System Improvement Bonds, 6.000%, 12/01/18 (Pre-refunded
                 to 12/01/03)

        3,000   Ohio Building Authority, State Facilities Bonds, Adult                10/03 at 102.00      AA***          3,160,530
                 Correctional Building Fund Projects, Series 1993A,
                 6.125%, 10/01/12 (Pre-refunded to 10/01/03)

        2,400   Ohio Higher Educational Facilities Commission, Revenue                12/03 at 102.00        AAA          2,557,656
                 Bonds, University of Dayton Project, Series 1992,
                 6.600%, 12/01/17 (Pre-refunded to 12/01/03)

                                       30

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,000   Ohio Water Development Authority, Water Development                    6/05 at 102.00        AAA        $ 1,121,740
                 Revenue Bonds, 1995 Fresh Water Series,
                 5.900%, 12/01/21 (Pre-refunded to 6/01/05)

        1,220   Plain Local School District, Franklin and Licking Counties,            6/11 at 100.00        Aaa          1,433,244
                 Ohio, General Obligation Bonds, Series 2000,
                 6.000%, 12/01/20 (Pre-refunded to 6/01/11)

        1,300   Commonwealth of Puerto Rico, General Obligation Public                 7/07 at 101.50      A-***          1,516,606
                 Improvement Refunding Bonds,  Series 1997,
                 5.750%, 7/01/17 (Pre-refunded to 7/01/07)

        2,800   City of Strongsville, Ohio, Various Purpose General                   12/06 at 102.00     Aa2***          3,269,112
                 Obligation - Limited Tax Improvement Bonds, Series 1996,
                 5.950%, 12/01/21 (Pre-refunded to 12/01/06)

        1,000   Sylvania City School District, Ohio, General Obligation -             12/05 at 101.00        AAA          1,127,540
                 Unlimited Tax, Series 1995, 5.800%, 12/01/15
                 (Pre-refunded to 12/01/05)

        3,000   Board of Education, West Clermont Local School District,              12/05 at 100.00        AAA          3,369,570
                 County of Clermont, Ohio, General Obligation - Unlimited
                 Tax School Improvement Bonds, Series 1995,
                 6.000%, 12/01/18 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.8%

        4,000   American Municipal Power Ohio Inc., City of Wadsworth Project,         2/12 at 100.00        Aaa          4,062,440
                 Electric System Improvement Revenue Bonds, Series 2002,
                 5.000%, 2/15/22

                Ohio Air Quality Development Authority, Revenue Refunding Bonds,
                JMG Funding Limited Partnership Project, Series 1994:
        2,000    6.375%, 1/01/29 (Alternative Minimum Tax)                            10/04 at 102.00        AAA          2,180,240
        4,000    6.375%, 4/01/29 (Alternative Minimum Tax)                            10/04 at 102.00        AAA          4,360,480

        3,000   Ohio Air Quality Development Authority, Revenue Bonds,                 4/07 at 102.00        AAA          3,103,860
                 JMG Funding Limited Partnership Project, Series 1997,
                 5.625%, 1/01/23 (Alternative Minimum Tax)

        2,000   Ohio Water Development Authority, Solid Waste Disposal                 9/08 at 102.00        N/R          1,819,380
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.8%

                City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2001:
        1,000    5.500%, 12/01/17                                                      6/11 at 100.00        AA+          1,090,920
        6,010    5.000%, 12/01/18                                                      6/11 at 100.00        AA+          6,252,564
        3,000    5.000%, 12/01/19                                                      6/11 at 100.00        AA+          3,104,160
        1,000    5.000%, 12/01/20                                                      6/11 at 100.00        AA+          1,029,110

        1,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage           No Opt. Call        AAA          1,104,460
                 Refunding Revenue Bonds, Series 1993 G, 5.500%, 1/01/21

        1,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/08 at 101.00        AAA          1,005,770
                 Revenue Bonds, Series 1998 I, 5.000%, 1/01/28

           40   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/06 at 102.00        AAA             42,670
                 Revenue Bonds, 1st Mortgage  Series 1996 H, 5.750%, 1/01/26

        2,110   Hamilton County, Ohio, Sewer System Improvement Revenue                6/10 at 101.00        AAA          2,283,460
                 Bonds, Series 2000A, Metropolitan Sewer District of Greater
                 Cincinnati, 5.750%, 12/01/25

                                       31




                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                               Portfolio of INVESTMENTS January 31, 2003 (Unaudited)


   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       2,000   Northeast Ohio Regional Sewer District, Wastewater                    11/05 at 101.00        AAA        $ 2,192,400
                 Improvement Revenue Refunding Bonds, Series 1995,
                 5.600%, 11/15/16

        2,000   Southwest Regional Water District, Ohio, Waterworks                   12/05 at 101.00        AAA          2,210,280
                 System Revenue Bonds, Series 1995, 6.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     225,680   Total Long-Term Investments (cost $219,419,756) - 146.0%                                                 231,845,912
================--------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.9%

        1,400   University of Toledo, Ohio, General Receipts, Variable Rate                               VMIG-1          1,400,000
                 Demand Bonds, Series 2002, 1.350%, 6/01/32+
================--------------------------------------------------------------------------------------------------------------------

$       1,400   Total Short-Term Investments (cost $1,400,000)                                                            1,400,000
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                     2,543,730
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.5)%                                               (77,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $158,789,642
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       32


                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.4%

$       2,225   Children's Trust Fund, Puerto Rico, Tobacco Settlement                 5/12 at 100.00         A1        $ 2,138,091
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.4%

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,         12/10 at 101.00        AAA          1,056,850
                 University of Dayton Project, Series 2000, 5.500%, 12/01/25

        2,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,         11/11 at 101.00         AA          2,047,780
                 Denison University Project, Series 2001, 5.200%, 11/01/26

        2,650   Ohio Higher Educational Facilities Commission, Revenue                 5/12 at 100.00         A2          2,656,599
                 Bonds, Ohio Northern University Project, Series 2002,
                 5.000%, 5/01/22

        3,150   Student Loan Funding Corporation, Cincinnati, Ohio, Student            7/03 at 100.00          A          3,156,458
                 Loan Subordinated Revenue Refunding Bonds, Series 1992 D,
                 6.600%, 7/01/05 (Alternative Minimum Tax)

        2,000   University of Cincinnati, Ohio, General Receipts Bonds,                6/11 at 101.00        AAA          2,242,840
                 Series 2001A, 5.750%, 6/01/17

        2,735   University of Cincinnati, Ohio, General Receipts Bonds,                6/12 at 100.00         AA          2,942,559
                 Series 2002F, 5.375%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.1%

        1,300   Akron, Bath and Copley Joint Township Hospital District,              11/03 at 102.00       Baa1          1,282,021
                 Ohio, Hospital Facilities Revenue Bonds, Series 1993A,
                 Summa Health System Project, 5.500%, 11/15/13

        1,950   County of Lucas, Ohio, Hospital Revenue Bonds, Series 1999,           11/09 at 101.00        AAA          2,021,702
                 ProMedica Healthcare Obligated Group, 5.375%, 11/15/29

        2,500   County of Miami, Ohio, Hospital Facilities Revenue Refunding           5/06 at 102.00       BBB+          2,536,575
                 and Improvement Bonds, Series 1996A, Upper Valley
                 Medical Center, 6.375%, 5/15/26

                City of Parma, Ohio, Hospital Improvement and Refunding
                Revenue Bonds, Series 1998, Parma Community Hospital
                Association:
        2,250    5.250%, 11/01/13                                                     11/08 at 101.00         A-          2,327,738
        2,000    5.375%, 11/01/29                                                     11/08 at 101.00         A-          1,959,520

        1,000   County of Richland, Ohio, Hospital Facilities Revenue                 11/10 at 101.00         A-          1,044,160
                 Improvement Bonds, Series 2000B, MedCentral Health
                 System Obligated Group, 6.375%, 11/15/30

        1,500   County of Tuscarawas, Ohio, Hospital Facilities Revenue               10/03 at 102.00       Baa1          1,521,015
                 Bonds, Series 1993A, Union Hospital Project,
                 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.6%

        1,790   Lucas Northgate Housing Development Corporation, Ohio,                 1/04 at 102.00        Aaa          1,835,001
                 Mortgage Revenue Refunding Bonds, FHA-Insured
                 Mortgage Loan - Northgate Apartments, Section 8 Assisted
                 Project, Series 1999A, 5.950%, 7/01/19

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage                      4/11 at 102.00        Aa2          2,956,981
                 Loan - Asbury Woods Project, Series 2001A, 5.450%,4/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 10.8%

        1,720   Ohio Housing Finance Agency, Residential Mortgage Revenue              8/10 at 100.00        Aaa          1,808,322
                 Bonds, 2000 Series C, Mortgage-Backed Securities
                 Program, 6.050%, 3/01/32 (Alternative Minimum Tax)

        2,095   Ohio Housing Finance Agency, Residential Mortgage Revenue              8/10 at 100.00        Aaa          2,186,489
                 Bonds, 2000 Series D, Mortgage-Backed Securities
                 Program, 5.450%, 9/01/31 (Alternative Minimum Tax)

        1,510   Ohio Housing Finance Agency, Residential Mortgage Revenue              8/10 at 100.00        Aaa          1,602,321
                 Bonds, Series 2000F, Mortgage-Backed Securities
                 Program, 5.625%, 9/01/16

        1,215   Ohio Housing Finance Agency, Residential Mortgage Revenue              3/12 at 100.00        Aaa          1,236,578
                 Bonds, GNMA Mortgage-Backed Securities Program,
                 2002 Series D, 5.400%, 9/01/34 (Alternative Minimum Tax)

                                       33


                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)
                                   Portfolio of INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 4.7%

$       1,000   County of Franklin, Ohio, Health Care Facilities Revenue Bonds,        7/11 at 101.00        BBB        $ 1,051,360
                 Series 2001A, Ohio Presbyterian Retirement Services,
                 7.125%, 7/01/29

        1,970   County of Hamilton, Ohio, Health Care Facilities Improvement          10/08 at 102.00       BBB+          1,897,307
                 Revenue Bonds, Series 1999A, Twin Towers Project,
                 5.750%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 33.4%

        1,440   Bay Village City School District, Ohio, General Obligation -          12/10 at 100.00        Aa2          1,452,442
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

        1,000   City of Centerville, Ohio, General Obligation - Limited Tax           12/11 at 100.00        Aa3          1,020,080
                 Bonds, Capital Facilities Improvement, Series 2001,
                 5.125%, 12/01/26

                Jackson City School District, County of Jackson, Ohio, General
                Obligation - Unlimited Tax School Improvement Bonds, Series
                2001:
          880    5.500%, 12/01/22                                                      6/11 at 100.00        Aaa            940,852
          935    5.500%, 12/01/23                                                      6/11 at 100.00        Aaa            994,971

        2,000   Lakota Local School District, County of Butler, Ohio,                  6/11 at 100.00        Aaa          2,038,300
                 General Obligation - Unlimited Tax School Improvement
                 and Refunding Bonds, Series 2001, 5.125%, 12/01/26

        2,000   Medina City School District, Medina County, Ohio,                     12/09 at 100.00        AAA          2,051,420
                 General Obligation - Unlimited Tax School Building
                 Construction Bonds, Series 1999, 5.250%, 12/01/28

        1,000   Nordonia Hills City School District, Ohio, School Improvement         12/10 at 101.00        AAA          1,057,240
                 Bonds, Series 2000, 5.450%, 12/01/25

        1,850   Swanton Local School District, Fulton County, Ohio, General           12/11 at 101.00        AAA          1,921,133
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25

        1,275   Sycamore Community School District, County of Hamilton,               12/09 at 101.00        AAA          1,292,646
                 Ohio, General Obligation - Unlimited Tax School Improvement
                 Bonds, Series 1999, 5.000%, 12/01/23

        1,485   West Chester Township, Butler County, Ohio, General                   11/11 at 101.00        Aaa          1,635,935
                 Obligation - Limited Tax Various Purpose Refunding Bonds,
                 Series 2001, 5.500%, 12/01/17

        1,000   West Holmes Local School District, Ohio, School Improvement            6/07 at 101.00        AAA          1,036,480
                 Bonds, Series 1997, 5.375%, 12/01/23

        2,500   Westerville City School District, Franklin and Delaware                6/11 at 100.00        AAA          2,523,075
                 Counties, Ohio, General Obligation Various Purpose
                 Bonds, Series 2001, 5.000%, 12/01/27

        2,965   City of Worthington, Franklin County, Ohio, General                   12/11 at 100.00        AA+          3,144,442
                 Obligation - Unlimited Tax Various Purpose Bonds,
                 Series 2001, 5.375%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.0%

        2,000   State of Ohio, Higher Education Capital Facilities Bonds,              2/11 at 100.00        AA+          2,059,120
                 Series II-2001A, 5.000%, 2/01/20

        4,000   Puerto Rico Municipal Finance Agency, 1999 Series A                    8/09 at 101.00        AAA          4,605,040
                 Bonds, 6.000%, 8/01/16

        1,400   Virgin Islands Public Finance Authority, Revenue Bonds,               10/10 at 101.00       BBB-          1,553,944
                 Virgin Islands Gross Receipts Taxes Loan Note, Series 1999A,
                 6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.0%

        2,000   City of Cleveland, Ohio, Airport Special Revenue Bonds,               12/09 at 101.00         B+          1,243,360
                 Continental Airlines Inc. Refunding, Series 1999,
                 5.700%, 12/01/19 (Alternative Minimum Tax)

        2,000   State of Ohio, Turnpike Revenue Bonds, 2001A Series, Issued            2/11 at 100.00         AA          2,104,000
                 by Ohio Turnpike Commission, 5.500%, 2/15/26

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding              No Opt. Call       Baa2          1,062,020
                 Bonds, Series 1992, CSX Transportation Inc. Project,
                 6.450%, 12/15/21

                                       34

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 17.5%

$       1,440   American Municipal Power Ohio Inc., City of Wadsworth                  2/12 at 100.00        Aaa        $ 1,536,538
                 Project, Electric System Improvement Revenue Bonds,
                 Series 2002, 5.250%, 2/15/17

          910   City of Lebanon, Ohio, Electric System Mortgage Revenue               12/10 at 101.00        AAA            990,653
                 Bonds, Series 2001,  5.500%, 12/01/18

        2,000   Ohio Air Quality Development Authority, Revenue Bonds,                 6/03 at 102.00         A3          2,024,820
                 1985 Series A, Columbus Southern Power Company
                 Project, 6.250%, 12/01/20

        2,000   Ohio Air Quality Development Authority, Revenue Refunding Bonds,       9/05 at 102.00         A3          2,026,940
                 1995 Series, Dayton Power and Light Company Project,
                 6.100%, 9/01/30

        2,000   Ohio Air Quality Development Authority, Revenue Refunding Bonds,       5/09 at 101.00        AAA          2,034,660
                 Series C, Ohio Power Company Project, 5.150%, 5/01/26

        1,500   Ohio Air Quality Development Authority, Pollution Control             12/04 at 100.00       Baa2          1,535,174
                 Revenue Refunding Bonds, Series 1999-C, Ohio Edison
                 Company Project, 5.800%, 6/01/16 (Mandatory put 12/01/04)

        1,000   Ohio Water Development Authority, Solid Waste Disposal                 9/08 at 102.00        N/R            909,690
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.3%

        2,000   City of Akron, Ohio, Sanitary Sewer System Revenue Bonds,             12/06 at 101.00        AAA          2,208,100
                 Series 1997 Refunding,  5.550%, 12/01/16

        1,700   City of Cincinnati, Ohio, Water System Revenue Bonds,                  6/11 at 100.00        AA+          1,757,170
                 Series 2001, 5.125%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      89,725   Total Long-Term Investments (cost $89,707,445) - 146.2%                                                  92,268,512
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                      1,828,013
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.1)%                                                        (31,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $63,096,525
                ====================================================================================================================


               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       35


                            Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 11.3%

$       2,225   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-          5/12 at 100.00         A1        $ 2,138,091
                 Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33

        3,000   State of Ohio, Sewage and Solid Waste Disposal Facilities             11/11 at 100.00         A+          3,033,150
                 Revenue Bonds, Anheuser-Busch Project, Series 2001,
                 5.500%, 11/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.0%

        1,000   Cincinnati State Technical and Community College, Ohio,               10/13 at 100.00        Aaa          1,006,590
                 General Receipts Revenue Bonds, Series 2002,
                 5.000%, 10/01/28

        2,050   Ohio Higher Educational Facilities Commission, Revenue                12/11 at 100.00         A3          2,206,456
                 Bonds, Wittenberg University Project, Series 2001,
                 5.500%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 23.5%

        1,860   Akron, Bath and Copley Joint Township Hospital District, Ohio,           No Opt. Call       Baa1          1,914,349
                 Hospital Facilities Revenue Bonds, Series 1998A, Summa
                 Health System Project, 5.000%, 11/15/08

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands        8/12 at 101.00          A          1,000,690
                  Regional Medical Center, Series 2002A, 5.500%, 8/15/22

        1,850   Lorain County, Ohio, Hospital Revenue Refunding and Improvement       10/11 at 101.00        AA-          1,894,326
                 Bonds, Catholic Healthcare Partners, Series 2001A,
                 5.400%, 10/01/21

        2,000   County of Richland, Ohio, Hospital Facilities Revenue                 11/10 at 101.00         A-          2,088,320
                 Improvement Bonds, Series 2000B, MedCentral Health
                 System Obligated Group, 6.375%, 11/15/30

        3,670   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,        10/11 at 101.00         AA          3,913,321
                 Union Hospital Project, Series 2001, 5.750%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.3%

        1,000   County of Franklin, Ohio, Multifamily Housing Mortgage                 5/12 at 102.00        Aaa          1,039,780
                 Revenue Bonds, GNMA Collateralized - Agler Project,
                 Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%

        2,850   Ohio Housing Finance Agency, Residential Mortgage Revenue              9/10 at 100.00        Aaa          2,901,101
                 Bonds, Mortgage-Backed Securities Program, Series 2001A,
                 5.500%, 9/01/34 (Alternative Minimum Tax)

        1,000   Ohio Housing Finance Agency, Residential Mortgage Revenue              3/12 at 100.00        Aaa          1,017,760
                 Bonds, GNMA Mortgage-Backed Securities Program,
                 2002 Series D, 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.1%

        2,000   County of Hamilton, Ohio, Health Care Facilities Improvement          10/08 at 102.00       BBB+          1,879,420
                 Revenue Bonds, Series 1999A, Twin Towers, 5.800%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 51.2%

        1,750   Fairfield City School District, Ohio, General Obligation Bonds,       12/11 at 100.00        AAA          1,872,990
                 Series 2001 Refunding, 5.375%, 12/01/19

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General           12/11 at 100.00        Aaa          1,034,540
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21

        2,000   Hamilton Local School District, Franklin County, Ohio,                12/11 at 100.00        AAA          2,016,500
                 School Facilities Construction and Improvement Bonds,
                 General Obligation - Unlimited Tax, 5.000%, 12/01/28

                Lebanon City School District, Warren County, Ohio, General
                Obligation Bonds, Series 2001:
        4,000    5.500%, 12/01/21                                                     12/11 at 100.00        AAA          4,299,200
        2,000    5.000%, 12/01/29                                                     12/11 at 100.00        AAA          2,016,200

        2,420   Lorain County, Ohio, General Obligation - Limited Tax Justice         12/12 at 100.00        Aaa          2,603,460
                 Center Bonds, Series 2002, 5.500%, 12/01/22

                                       36

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,000   Medina City School District, Medina County, Ohio, School              12/09 at 100.00        AAA        $ 1,025,710
                 Building Construction Bonds, Series 1999, General
                 Obligation - Unlimited Tax, 5.250%, 12/01/28

        3,000   Milford Exempted Village School District, Ohio, General               12/11 at 100.00        Aaa          3,049,440
                 Obligation Bonds, Series 2001, 5.125%, 12/01/30

        1,000   State of Ohio Full Faith and Credit, Common School Capital             9/11 at 100.00        AA+          1,025,650
                 Facilities, General Obligation Bonds, Series 2001B,
                 5.000%, 9/15/21

        1,960   Portage County, Ohio, General Obligation Bonds,                       12/11 at 100.00        AAA          1,982,893
                 Series 2001, 5.000%, 12/01/25

        1,000   Powell, Ohio, General Obligation Bonds, Series 2002,                  12/12 at 100.00        AAA          1,071,710
                 5.500%, 12/01/25

        1,500   City of Strongsville, Ohio, General Obligation Bonds,                 12/11 at 100.00        Aaa          1,537,035
                 Series 2001, 5.000%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.4%

        1,700   City of Hamilton, Butler County, Ohio, One Renaissance Center         11/11 at 101.00        Aaa          1,720,162
                 Acquisition Limited Tax, General Obligation Bonds,
                 Series 2001, 5.000%, 11/01/26

        1,000   Puerto Rico Highway and Transportation Authority,                      7/12 at 100.00          A          1,078,720
                 Transportation Revenue Bonds, Series E  Refunding,
                 5.750%, 7/01/24

        1,000   Summit County Port Authority, Ohio, Revenue Bonds,                    12/11 at 100.00        AAA          1,056,110
                 Civic Theatre Project, Series 2001, 5.500%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.9%

        3,495   City of Cleveland, Ohio, Airport System Revenue Bonds,                 1/10 at 101.00        AAA          3,678,522
                 Series 2000A, 5.250%, 1/01/18

        2,000   State of Ohio, Turnpike Revenue Bonds, 1998 Series A, Issued             No Opt. Call        AAA          2,253,080
                 by the Ohio Turnpike Commission, 5.500%, 2/15/18


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.8%

        2,500   Ohio Air Quality Development Authority, Air Quality                    5/09 at 101.00        AAA          2,543,325
                 Development Revenue Refunding Bonds, Ohio Power
                 Company Project, Series C, 5.150%, 5/01/26

        1,500   Ohio Air Quality Development Authority, Pollution Control             12/04 at 100.00       Baa2          1,535,175
                 Revenue Refunding Bonds, Series 1999-C, Ohio Edison
                 Company Project, 5.800%, 6/01/16 (Mandatory put 12/01/04)

        2,000   Ohio Water Development Authority, Solid Waste Disposal                 9/08 at 102.00        N/R          1,819,380
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.1%

        2,000   City of Akron, Ohio, Sanitary Sewer System Revenue Bonds,             12/06 at 101.00        AAA          2,208,100
                 Series 1997 Refunding, 5.550%, 12/01/16

        1,500   Ohio Water Development Authority, Water Development                   12/11 at 100.00        AAA          1,533,766
                 Revenue Bonds, Fresh Water Series 2001A, 5.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------

$      66,830   Total Long-Term Investments (cost $67,302,187) - 150.1%                                                  68,995,022
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                        967,292
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.2)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $45,962,314
                ====================================================================================================================

          (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

           **               Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

          N/R               Investment is not rated.


                                 See accompanying notes to financial statements.

                                       37


                            Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 6.6%

$       2,225   Children's Trust Fund, Puerto Rico, Tobacco Settlement                 5/12 at 100.00         A1        $ 2,138,091
                 Asset-Backed Bonds, Series 2002 Refunding,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.0%

        1,125   Ohio Higher Educational Facilities Commission, Revenue                 5/12 at 100.00         A2          1,239,750
                 Bonds, Series 2002, Ohio Northern University Project,
                 5.750%, 5/01/16

        2,000   Ohio Higher Educational Facilities Commission, Revenue                10/12 at 100.00     VMIG-1          2,149,560
                 Bonds, Series 2002B, Case Western Reserve University
                 Project, 5.500%, 10/01/22

        1,000   Ohio State University, General Receipts Bonds,                        12/09 at 101.00         AA          1,087,670
                 Series 1999A, 5.800%, 12/01/29

        1,000   Ohio State University, General Receipts Bonds,                        12/12 at 100.00         AA          1,013,970
                 Series 2002, 5.125%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.9%

          930   Akron, Bath and Copley Joint Township Hospital District,                 No Opt. Call       Baa1            957,175
                 Ohio, Hospital Facilities Revenue Bonds, Series 1998A,
                 Summa Health System Project, 5.000%, 11/15/08

        1,000   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,           2/03 at 102.00        Aa3          1,021,090
                 Series 1993, Health Cleveland, Inc. - Fairview General
                 Hospital Project, 6.300%, 8/15/15

        1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands        8/12 at 101.00          A          1,751,208
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

        1,425   County of Montgomery, Ohio, Hospital Facilities Revenue                4/10 at 101.00       BBB+          1,534,027
                 Bonds, Series 1999, Kettering Medical Center Network
                 Obligated Group, 6.750%, 4/01/18

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health                9/11 at 100.00         AA          1,082,200
                 Initiatives, Series 2001, 5.500%, 9/01/12

        1,000   City of Parma, Ohio, Hospital Improvement and Refunding               11/08 at 101.00         A-            979,760
                 Revenue Bonds, Series 1998, Parma Community Hospital
                 Association, 5.375%, 11/01/29

        1,000   County of Richland, Ohio, Hospital Facilities Revenue                 11/10 at 101.00         A-          1,044,160
                 Improvement Bonds, Series 2000B, MedCentral Health
                 System Obligated Group, 6.375%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.7%

          835   Ohio Housing Finance Agency, Residential Mortgage                      8/10 at 100.00        Aaa            877,877
                 Revenue Bonds, 2000 Series C, Mortgage-Backed Securities
                 Program, 6.050%, 3/01/32 (Alternative Minimum Tax)

        1,285   Ohio Housing Finance Agency, Residential Mortgage                      8/10 at 100.00        Aaa          1,341,116
                 Revenue Bonds, 2000 Series D, Mortgage-Backed
                 Securities Program, 5.450%, 9/01/31 (Alternative
                 Minimum Tax)

        1,460   Ohio Housing Finance Agency, Residential Mortgage Revenue              8/10 at 100.00        Aaa          1,549,264
                 Bonds, Series 2000F, Mortgage-Backed Securities Program,
                 5.625%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 46.5%

          320   Bedford, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00        AAA            325,376
                 5.000%, 12/01/27

        2,000   Canal Winchester Local School District, Franklin and Fairfield        12/08 at 102.00        AAA          2,073,100
                 Counties, Ohio, General Obligation - Unlimited Tax School
                 Improvement Bonds, Series 1998, 5.300%, 12/01/25

        1,475   Eaton City School District, Preble County, Ohio, General              12/12 at 101.00        Aaa          1,648,976
                 Obligation Bonds, Series 2002, 5.750%, 12/01/21

        2,000   Granville Exempt Village School District, Ohio, General               12/11 at 100.00        Aa3          2,097,780
                 Obligation Bonds, Series 2001, 5.500%, 12/01/28

        1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002,                12/12 at 100.00        AA-          1,061,090
                 5.375%, 12/01/22

        1,270   Lorain, Ohio, General Obligation Bonds, Series 2002,                  12/12 at 100.00        Aaa          1,297,775
                 5.125%, 12/01/26

        1,190   Miami East Local School District, Miami County, Ohio, General         12/12 at 100.00        AAA          1,217,608
                 Obligation Bonds, Series 2002, 5.125%, 12/01/29

                                       38

   PRINCIPAL                                                                            OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,265   Monroe Local School District, Butler County, Ohio, General               No Opt. Call        Aaa        $ 1,456,546
                 Obligation Bonds, Series 2002, 5.750%, 12/01/20

        1,000   State of Ohio Full Faith and Credit Common School Capital              9/11 at 100.00        AA+          1,031,390
                 Facilities, General Obligation Bonds, Series 2001B,
                 5.000%, 9/15/20

        1,535   Pickerington Local School District, Fairfield and Franklin            12/11 at 100.00        AAA          1,617,476
                 Counties, Ohio, General Obligation Bonds, School Facilities
                 Construction and Improvement, Series 2001,
                 5.250%, 12/01/20

        1,130   Solon, Ohio, General Obligation Bonds, Series 2002                    12/12 at 100.00        AA+          1,185,878
                 Refunding and Improvement, 5.000%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.2%

        1,250   Ohio Building Authority, State Facilities Bonds, Administrative        4/12 at 100.00        AAA          1,363,063
                 Building Fund Projects, 2002 Series A, 5.500%, 4/01/18

        2,000   Puerto Rico Public Buildings Authority, Guaranteed Government            No Opt. Call        AAA          2,252,560
                 Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.3%

        1,140   Columbus Municipal Airport Authority, Ohio, Airport Improvement          No Opt. Call        AAA          1,241,893
                 Revenue Bonds, Port Columbus International Airport
                 Project, Series 1998B, 5.250%, 1/01/11

        1,550   State of Ohio, Turnpike Revenue Bonds, 1998 Series A, Issued             No Opt. Call        AAA          1,746,137
                 by the Ohio Turnpike Commission, 5.500%, 2/15/18


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.0%

        1,500   American Municipal Power Ohio Inc., City of Wadsworth                  2/12 at 100.00        Aaa          1,600,560
                 Project, Electric System Improvement Revenue Bonds,
                 Series 2002, 5.250%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.1%

        1,000   City of Akron, Ohio, Sanitary Sewer System Revenue Bonds,             12/06 at 101.00        AAA          1,104,050
                 Series 1997 Refunding, 5.550%, 12/01/16

        1,500   Hamilton County, Ohio, Sewer System Improvement and                   12/11 at 100.00        AAA          1,591,830
                 Refunding Revenue Bonds, 2001 Series A, Metropolitan
                 Sewer District of Greater Cincinnati, 5.250%, 12/01/18

        1,500   Ohio Water Development Authority, Water Development                   12/11 at 100.00        AAA          1,533,765
                 Revenue Bonds, Fresh Water Project, Series 2001A,
                 5.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      44,660   Total Long-Term Investments (cost $45,585,945) - 146.3%                                                  47,213,771
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.8%                                                                      1,561,997
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.1)%                                                        (16,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $32,275,768
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                            Statement of
                                 ASSETS AND LIABILITIES January 31, 2003 (Unaudited)
                                                                                         MICHIGAN          MICHIGAN         MICHIGAN
                                                                                          QUALITY           PREMIUM         DIVIDEND
                                                                                           INCOME            INCOME        ADVANTAGE
                                                                                            (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                $266,112,867      $175,139,926      $45,141,364
Temporary investments in short-term securities,
   at amortized cost, which approximates market value                                         --                --               --
Cash                                                                                          --           121,686          839,663
Receivables:
   Interest                                                                            3,386,258         2,482,622          550,527
   Investments sold                                                                    9,146,167           830,461               --
Other assets                                                                               6,873             1,446            1,153
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   278,652,165       178,576,141       46,532,707
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                         1,944,992                --               --
Payable for investments purchased                                                      1,549,350         1,549,350               --
Accrued expenses:
   Management fees                                                                       150,029            97,222           13,804
   Organization and offering costs                                                            --                --            3,709
   Other                                                                                  80,538            94,762           20,648
Preferred share dividends payable                                                          3,127             2,092              964
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                3,728,036         1,743,426           39,125
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                94,000,000        56,000,000       16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $180,924,129      $120,832,715      $30,493,582
====================================================================================================================================
Common shares outstanding                                                             11,610,041         7,699,352        2,058,624
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      15.58      $      15.69      $     14.81
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $    116,100      $     76,994      $    20,586
Paid-in surplus                                                                      162,231,255       107,561,907       29,134,239
Undistributed net investment income                                                    1,776,311         1,360,821          218,245
Accumulated net realized gain (loss) from investments                                    640,175           307,723         (182,099)
Net unrealized appreciation of investments                                            16,160,288        11,525,270        1,302,611
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $180,924,129      $120,832,715      $30,493,582
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000        Unlimited
   Preferred                                                                           1,000,000         1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       40

                                                                            OHIO             OHIO              OHIO             OHIO
                                                                         QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $231,845,912      $92,268,512      $68,995,022      $47,213,771
Temporary investments in short-term securities,
   at amortized cost, which approximates market value                  1,400,000               --               --               --
Cash                                                                          --               --          142,770          825,889
Receivables:
   Interest                                                            2,838,346        1,277,643          869,605          652,593
   Investments sold                                                       45,000          869,411               --          115,000
Other assets                                                               2,769            4,216            1,054            4,094
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   236,132,027       94,419,782       70,008,451       48,811,347
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                            53,094          262,564               --               --
Payable for investments purchased                                             --               --               --               --
Accrued expenses:
   Management fees                                                       128,967           27,971           20,803           14,504
   Organization and offering costs                                            --            2,237            3,709            4,675
   Other                                                                 157,295           29,380           18,176           15,450
Preferred share dividends payable                                          3,029            1,105            3,449              950
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  342,385          323,257           46,137           35,579
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                77,000,000       31,000,000       24,000,000       16,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $158,789,642      $63,096,525      $45,962,314      $32,275,768
====================================================================================================================================
Common shares outstanding                                              9,586,462        4,220,662        3,113,726        2,157,173
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      16.56      $     14.95      $     14.76      $     14.96
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     95,865      $    42,207      $    31,137      $    21,572
Paid-in surplus                                                      145,001,796       59,880,869       44,119,763       30,522,482
Undistributed net investment income                                    1,430,053          551,438          371,310           60,273
Accumulated net realized gain (loss) from investments                   (164,228)          60,944         (252,731)          43,615
Net unrealized appreciation of investments                            12,426,156        2,561,067        1,692,835        1,627,826
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $158,789,642      $63,096,525      $45,962,314      $32,275,768
====================================================================================================================================
Authorized shares:
   Common                                                            200,000,000        Unlimited        Unlimited        Unlimited
   Preferred                                                           1,000,000        Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       41

                            Statement of
                                OPERATIONS Six Months Ended January 31, 2003 (Unaudited)
                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                           (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $7,246,627        $4,743,018       $1,159,711
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          893,718           577,154          152,087
Preferred shares - auction fees                                                          118,466            70,575           20,164
Preferred shares - dividend disbursing agent fees                                         10,082            10,082            5,041
Shareholders' servicing agent fees and expenses                                           20,545            15,011            1,045
Custodian's fees and expenses                                                             39,882            25,694           12,315
Directors'/Trustees' fees and expenses                                                     1,545             1,165              468
Professional fees                                                                          6,587             5,657            4,566
Shareholders' reports - printing and mailing expenses                                     23,571            16,580            4,148
Stock exchange listing fees                                                                8,537             6,098               33
Investor relations expense                                                                16,448            10,890            1,868
Other expenses                                                                            13,255             7,496            3,226
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                               1,152,636           746,402          204,961
   Custodian fee credit                                                                   (6,395)           (6,588)          (2,522)
   Expense reimbursement                                                                      --                --          (70,194)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,146,241           739,814          132,245
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  6,100,386         4,003,204        1,027,466
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                              1,306,923           527,697           (3,081)
Change in net unrealized appreciation (depreciation)
   of investments                                                                        900,356           262,905          682,656
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                              2,207,279           790,602          679,575
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (477,720)         (331,466)         (84,067)
From accumulated net realized gains from investments                                     128,818)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                         (606,538)         (331,466)         (84,067)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                     $7,701,127       $4,462,340       $1,622,974
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       42

                                                                            OHIO             OHIO             OHIO              OHIO
                                                                         QUALITY         DIVIDEND         DIVIDEND          DIVIDEND
                                                                          INCOME        ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3
                                                                           (NUO)            (NXI)            (NBJ)             (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $6,297,821       $2,478,991       $1,770,679       $1,188,948
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          763,980          308,345          229,197          160,388
Preferred shares - auction fees                                           97,041           39,068           30,247           20,795
Preferred shares - dividend disbursing agent fees                         15,123            5,041            5,041            5,041
Shareholders' servicing agent fees and expenses                           21,374              744              998              406
Custodian's fees and expenses                                             31,275           23,129           16,326           13,755
Directors'/Trustees' fees and expenses                                     1,642              875              403              377
Professional fees                                                          6,605            4,549            4,618            4,171
Shareholders' reports - printing and mailing expenses                     18,513            5,813            6,707            4,604
Stock exchange listing fees                                                6,098              311              196               --
Investor relations expense                                                14,674            6,584            4,271            2,224
Other expenses                                                             8,933            3,574            3,952              662
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                 985,258          398,033          301,956          212,423
   Custodian fee credit                                                   (8,640)          (4,249)          (4,654)          (3,352)
   Expense reimbursement                                                      --         (142,313)        (105,783)         (74,025)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             976,618          251,471          191,519          135,046
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  5,321,203        2,227,520        1,579,160        1,053,902
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                468,770          140,466          172,383          191,954
Change in net unrealized appreciation (depreciation)
   of investments                                                      1,231,240          190,357          533,298          219,104
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              1,700,010          330,823          705,681          411,058
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (402,487)        (176,268)        (133,997)         (81,118)
From accumulated net realized gains from investments                          --           (5,459)              --          (15,641)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                         (402,487)        (181,727)        (133,997)         (96,759)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                    $6,618,726       $2,376,616       $2,150,844       $1,368,201
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       43

                            Statement of
                                  CHANGES IN NET ASSETS (Unaudited)
                                          MICHIGAN                           MICHIGAN                           MICHIGAN
                                     QUALITY INCOME (NUM)               PREMIUM INCOME (NMP)             DIVIDEND ADVANTAGE (NZW)
                                ------------------------------     ------------------------------    -------------------------------
                                                                                                                             FOR THE
                                                                                                                      PERIOD 9/25/01
                                                                                                                       (COMMENCEMENT
                                   SIX MONTHS       YEAR ENDED        SIX MONTHS       YEAR ENDED       SIX MONTHS    OF OPERATIONS)
                                ENDED 1/31/03          7/31/02     ENDED 1/31/03          7/31/02    ENDED 1/31/03   THROUGH 7/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 6,100,386     $ 12,842,247       $ 4,003,204      $ 8,069,853      $ 1,027,466      $ 1,563,572
Net realized gain (loss)
   from investments                 1,306,923        1,255,918           527,697          509,493           (3,081)        (179,018)
Change in net unrealized
   appreciation
   (depreciation)
   of investments                     900,356          580,210           262,905          764,121          682,656          620,710
Distributions to
Preferred Shareholders:
   From net investment income        (477,720)      (1,264,782)         (331,466)        (820,275)         (84,067)        (139,482)
   From accumulated net realized
     gains from investments          (128,818)        (279,535)               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to
   Common shares
   from operations                  7,701,127       13,134,058         4,462,340        8,523,192        1,622,974        1,865,782
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (5,317,403)     (10,352,127)       (3,449,312)      (6,545,391)        (862,572)      (1,287,427)
From accumulated net realized
   gains from investments          (1,195,839)        (863,646)               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions
   to Common shareholders          (6,513,242)     (11,215,773)       (3,449,312)      (6,545,391)        (862,572)      (1,287,427)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --               --               --       29,319,045
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions    105,758        1,048,301                --           57,829            1,189            7,758
Preferred shares offering costs            --               --                --               --           52,558         (326,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from
   capital share transactions         105,758        1,048,301                --           57,829           53,747       29,000,803
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable
   to Common shares                 1,293,643        2,966,586         1,013,028        2,035,630          814,149       29,579,158
Net assets applicable to Common
   shares at the beginning
   of period                      179,630,486      176,663,900       119,819,687      117,784,057       29,679,433          100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $180,924,129     $179,630,486      $120,832,715     $119,819,687      $30,493,582      $29,679,433
====================================================================================================================================
Undistributed net investment
   income at the end of period   $  1,776,311     $  1,500,913      $  1,360,821     $  1,187,234      $   218,245      $   136,663
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       44

                                             OHIO                              OHIO                               OHIO
                                      QUALITY INCOME (NUO)            DIVIDEND ADVANTAGE (NXI)          DIVIDEND ADVANTAGE 2 (NBJ)
                                ------------------------------     ------------------------------    -------------------------------
                                                                                                                             FOR THE
                                                                                                                      PERIOD 9/26/01
                                                                                                                       (COMMENCEMENT
                                   SIX MONTHS       YEAR ENDED        SIX MONTHS       YEAR ENDED       SIX MONTHS    OF OPERATIONS)
                                ENDED 1/31/03          7/31/02     ENDED 1/31/03          7/31/02    ENDED 1/31/03   THROUGH 7/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 5,321,203     $ 10,914,004       $ 2,227,520      $ 4,448,330      $ 1,579,160      $ 2,414,558
Net realized gain (loss)
   from investments                   468,770        1,127,600           140,466          (10,990)         172,383         (425,114)
Change in net unrealized
    appreciation
   (depreciation) of investments    1,231,240          387,460           190,357          836,808          533,298        1,158,572
Distributions to
Preferred Shareholders:
   From net investment income        (402,487)      (1,205,443)         (176,268)        (508,862)        (133,997)        (237,497)
   From accumulated net
     realized gains
     from investments                      --               --            (5,459)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to
   Common shares
   from operations                  6,618,726       11,223,621         2,376,616        4,765,286        2,150,844        2,910,519
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
COMMON SHAREHOLDERS
From net investment income         (4,658,083)      (8,853,521)       (1,885,834)      (3,662,910)      (1,317,069)      (1,932,880)
From accumulated net
   realized gains
   from investments                        --               --           (43,462)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Common shareholders             (4,658,083)      (8,853,521)       (1,929,296)      (3,662,910)      (1,317,069)      (1,932,880)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale
     of shares                             --               --                --               --               --       44,385,975
   Net proceeds from shares
     issued to shareholders
     due to reinvestment
     of distributions                 477,645          817,099            62,785           21,725            8,072           17,220
Preferred shares
   offering costs                          --               --            38,487               --           47,358         (408,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from
   capital share transactions         477,645          817,099           101,272           21,725           55,430       43,995,195
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to
   Common shares                    2,438,288        3,187,199           548,592        1,124,101          889,205       44,972,834
Net assets applicable
   to Common shares
   at the beginning of period     156,351,354      153,164,155        62,547,933       61,423,832       45,073,109          100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $158,789,642     $156,351,354       $63,096,525      $62,547,933      $45,962,314      $45,073,109
====================================================================================================================================
Undistributed net investment
   income at the end of period   $  1,430,053     $  1,162,184       $   551,438      $   410,424      $   371,310      $   244,181
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       45


                           Statement of
                               CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                                                                  OHIO
                                                                                                        DIVIDEND ADVANTAGE 3 (NVJ)
                                                                                                     -------------------------------
                                                                                                                             FOR THE
                                                                                                                      PERIOD 3/27/02
                                                                                                                       (COMMENCEMENT
                                                                                                        SIX MONTHS    OF OPERATIONS)
                                                                                                     ENDED 1/31/03   THROUGH 7/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 1,053,902      $  544,899
Net realized gain (loss) from investments                                                                   191,954         (11,350)
Change in net unrealized appreciation
   (depreciation) of investments                                                                            219,104       1,409,668
Distributions to Preferred Shareholders:
   From net investment income                                                                               (81,118)        (41,042)
   From accumulated net realized gains
     from investments                                                                                       (15,641)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                                                          1,368,201       1,902,175
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                                 (944,928)       (472,386)
From accumulated net realized gains
   from investments                                                                                        (121,348)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                                (1,066,276)       (472,386)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                              --      30,734,250
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                                                            2,100             536
Preferred shares offering costs                                                                             (23,189)       (269,918)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                                               (21,089)     30,464,868
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares                                                                                         280,836      31,894,657
Net assets applicable to Common
   shares at the beginning of period                                                                     31,994,932         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                                                          $32,275,768     $31,994,932
====================================================================================================================================
Undistributed net investment
   income at the end of period                                                                          $    60,273     $    31,471
====================================================================================================================================

                         See accompanying notes to financial statements.

                                       46


Notes to
      FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund
(NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

Prior to the commencement of operations of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc.(formerly, The John Nuveen Company) and the recording of the organization expenses ($11,500 per
Fund) and their reimbursement by Nuveen Investments, LLC(formerly, Nuveen Investments), also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 2003, Michigan Quality Income (NUM) and Michigan Premium Income
(NMP) each had an outstanding when-issued purchase commitment of $1,549,350. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its share holders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common Shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:



                                             MICHIGAN     MICHIGAN     MICHIGAN
                                              QUALITY      PREMIUM     DIVIDEND
                                               INCOME       INCOME    ADVANTAGE
                                                (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------
Number of shares:
   Series M                                        --          840           --
   Series W                                        --           --          640
   Series TH                                    3,200        1,400           --
   Series F                                       560           --           --
-------------------------------------------------------------------------------
Total                                           3,760        2,240          640
===============================================================================

                                    OHIO         OHIO         OHIO         OHIO
                                 QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                   (NUO)        (NXI)        (NBJ)        (NVJ)
-------------------------------------------------------------------------------
Number of shares:
   Series M                          680           --           --           --
   Series T                           --           --           --          660
   Series W                           --        1,240           --           --
   Series TH                       1,400           --           --           --
   Series TH2                      1,000           --           --           --
   Series F                           --           --          960           --
-------------------------------------------------------------------------------
Total                              3,080        1,240          960          660
===============================================================================


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments, LLC has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Michigan Dividend Advantage
(NZW), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ). Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage 2's (NBJ) and Ohio Dividend Advantage 3's (NVJ) share of offering costs ($61,530, $93,150 and $64,500, respectively) were recorded as a reduction of the proceeds from the sale of the common shares.

Costs incurred by Michigan Dividend Advantage (NZW), Ohio Dividend Advantage 2
(NBJ) and Ohio Dividend Advantage 3 (NVJ) in connection with their offering of Preferred shares ($273,442, $360,642 and $293,107, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                              MICHIGAN QUALITY           MICHIGAN PREMIUM             MICHIGAN DIVIDEND
                                INCOME (NUM)               INCOME (NMP)                 ADVANTAGE (NZW)
                        -------------------------  ---------------------------  -----------------------------
                                                                                                      FOR THE
                                                                                               PERIOD 9/25/01
                                                                                                   (COMMENCE-
                                                                                                      MENT OF
                                                                                                  OPERATIONS)
                           SIX MONTHS  YEAR ENDED     SIX MONTHS    YEAR ENDED     SIX MONTHS         THROUGH
                        ENDED 1/31/03     7/31/02  ENDED 1/31/03       7/31/02  ENDED 1/31/03         7/31/02
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                     --          --             --            --             --       2,051,000
   Shares issued to shareholders
     due to reinvestment of
     distributions              6,614      68,086             --         3,743             81             543
-------------------------------------------------------------------------------------------------------------
                                6,614      68,086             --         3,743             81       2,051,543
=============================================================================================================
Preferred shares sold              --          --             --            --             --             640
=============================================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

                                OHIO QUALITY              OHIO DIVIDEND                OHIO DIVIDEND
                                INCOME (NUO)              ADVANTAGE (NXI)             ADVANTAGE 2 (NBJ)
                        -------------------------  ---------------------------  -----------------------------
                                                                                                      FOR THE
                                                                                               PERIOD 9/26/01
                                                                                                   (COMMENCE-
                                                                                                      MENT OF
                                                                                                  OPERATIONS)
                           SIX MONTHS  YEAR ENDED     SIX MONTHS    YEAR ENDED     SIX MONTHS         THROUGH
                        ENDED 1/31/03     7/31/02  ENDED 1/31/03       7/31/02  ENDED 1/31/03         7/31/02
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                     --          --             --            --             --       3,105,000
   Shares issued to shareholders
     due to reinvestment of
     distributions             27,622      47,904          4,329         1,425            538           1,188
-------------------------------------------------------------------------------------------------------------
                               27,622      47,904          4,329         1,425            538       3,106,188
=============================================================================================================
Preferred shares sold              --          --             --            --             --             960
=============================================================================================================

                                                                                        OHIO DIVIDEND
                                                                                      ADVANTAGE 3 (NVJ)
                                                                                -----------------------------
                                                                                                      FOR THE
                                                                                               PERIOD 3/27/02
                                                                                                   (COMMENCE-
                                                                                                      MENT OF
                                                                                                  OPERATIONS)
                                                                                   SIX MONTHS         THROUGH
                                                                                ENDED 1/31/03         7/31/02
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                                             --       2,150,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                                                                        138              35
-------------------------------------------------------------------------------------------------------------
                                                                                          138       2,150,035
=============================================================================================================
Preferred shares sold                                                                      --             660
=============================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the six months ended January 31, 2003, were as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $31,123,794  $12,847,684   $1,020,510
   Short-term securities                                              9,500,000    1,000,000           --
Sales and maturities:
   Long-term municipal securities                                    38,308,985   12,213,417    1,616,303
   Short-term securities                                              9,500,000    1,000,000           --
=========================================================================================================

                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $16,686,378   $4,341,834   $6,375,464   $4,503,152
   Short-term securities                                12,400,000           --           --           --
Sales and maturities:
   Long-term municipal securities                       18,522,192    4,976,039    6,388,080    5,425,018
   Short-term securities                                11,000,000           --           --           --
=========================================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At January 31, 2003, the cost of investments were as follows:

                                                                        MICHIGAN      MICHIGAN    MICHIGAN
                                                                         QUALITY       PREMIUM    DIVIDEND
                                                                          INCOME        INCOME   ADVANTAGE
                                                                           (NUM)         (NMP)       (NZW)
----------------------------------------------------------------------------------------------------------
Cost of investments                                                 $249,968,836  $163,321,631 $43,837,588
==========================================================================================================

                                                               OHIO         OHIO         OHIO         OHIO
                                                            QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NUO)        (NXI)        (NBJ)        (NVJ)
----------------------------------------------------------------------------------------------------------
Cost of investments                                    $220,778,956  $89,661,758  $67,295,822  $45,583,803
==========================================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2003, were as follows:

                                                                       MICHIGAN     MICHIGAN      MICHIGAN
                                                                        QUALITY      PREMIUM      DIVIDEND
                                                                         INCOME       INCOME     ADVANTAGE
                                                                          (NUM)        (NMP)         (NZW)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $16,969,534  $12,594,622    $1,318,044
   Depreciation                                                        (825,503)    (776,327)      (14,268)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                          $16,144,031  $11,818,295    $1,303,776
==========================================================================================================
                                                               OHIO        OHIO         OHIO          OHIO
                                                            QUALITY    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NUO)       (NXI)        (NBJ)         (NVJ)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $12,945,796  $3,173,003   $1,919,420    $1,664,240
   Depreciation                                            (478,840)   (566,249)    (220,220)      (34,272)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments              $12,466,956  $2,606,754   $1,699,200    $1,629,968
==========================================================================================================

The tax components of undistributed net investment income and net realized gains at July 31, 2002, the Funds' last fiscal year end, were as follows:

                                                                       MICHIGAN     MICHIGAN      MICHIGAN
                                                                        QUALITY      PREMIUM      DIVIDEND
                                                                         INCOME       INCOME     ADVANTAGE
                                                                          (NUM)        (NMP)         (NZW)
----------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                                      $2,203,902   $1,306,533      $282,798
Undistributed ordinary income *                                              --           --            --
Undistributed net long-term capital gains                               834,829           --            --
==========================================================================================================

                                                               OHIO        OHIO         OHIO          OHIO
                                                            QUALITY    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NUO)       (NXI)        (NBJ)         (NVJ)
----------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                          $1,718,741    $668,671     $455,613      $189,341
Undistributed ordinary income *                                  --          --           --            --
Undistributed net long-term capital gains                        --          --           --            --
==========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the period ended July 31, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                                $11,598,566   $7,324,052   $1,280,774
Distributions from ordinary income *                                         --           --           --
Distributions from net long-term capital gains                        1,143,181           --           --
=========================================================================================================

                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                   $10,020,828   $4,172,472   $1,953,596     $355,558
Distributions from ordinary income *                            --           --           --           --
Distributions from net long-term capital gains                  --           --           --           --
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At July 31, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                       MICHIGAN         OHIO         OHIO
                                                                        PREMIUM      QUALITY     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NMP)        (NUO)        (NXI)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2004                                                                $136,711     $291,693         $ --
   2005                                                                      --           --           --
   2006                                                                      --           --           --
   2007                                                                      --           --           --
   2008                                                                      --      279,929           --
   2009                                                                      --       61,376           --
   2010                                                                      --           --          836
---------------------------------------------------------------------------------------------------------
Total                                                                  $136,711     $632,998         $836
=========================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through July 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                                              MICHIGAN     MICHIGAN        OHIO         OHIO         OHIO
                                               PREMIUM     DIVIDEND    DIVIDEND     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                 (NMP)        (NZW)       (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
                                               $83,263     $179,018     $29,765     $425,114      $11,350
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under Michigan Quality Income's (NUM), Michigan Premium Income's (NMP) and Ohio Quality Income's (NUO) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
  ATTRIBUTABLE TO PREFERRED SHARES)                               MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage's (NXI), Ohio Dividend Advantage 2's (NBJ) and Ohio Dividend Advantage 3's (NVJ) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
  ATTRIBUTABLE TO PREFERRED SHARES)                               MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%                      2007                   .25%
2002                       .30                       2008                   .20
2003                       .30                       2009                   .15
2004                       .30                       2010                   .10
2005                       .30                       2011                   .05
2006                       .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%                      2007                   .25%
2002                       .30                       2008                   .20
2003                       .30                       2009                   .15
2004                       .30                       2010                   .10
2005                       .30                       2011                   .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                      2008                   .25%
2003                       .30                       2009                   .20
2004                       .30                       2010                   .15
2005                       .30                       2011                   .10
2006                       .30                       2012                   .05
2007                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid March 3, 2003, to shareholders of record on February 15, 2003, as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Dividend per share                              $.0765       $.0755       $.0705
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Dividend per share                 $.0820       $.0760       $.0720       $.0730
================================================================================


                          Financial
                                 HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                       Investment Operations                                Less Distributions
                                  -----------------------------------------------------------------  ------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from                   Net
                      Beginning                        Net     Investment         Capital            Investment   Capital
                         Common                  Realized/      Income to        Gains to             Income to  Gains to
                          Share          Net    Unrealized      Preferred       Preferred                Common    Common
                      Net Asset   Investment    Investment         Share-          Share-                Share-    Share-
                          Value       Income   Gain (Loss)        holders+        holders+    Total     holders   holders     Total
====================================================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                  $15.48        $ .53         $ .18          $(.04)          $(.01)    $ .66       $(.46)    $(.10)   $ (.56)
2002                      15.32         1.11           .15           (.11)           (.02)     1.13        (.90)     (.07)     (.97)
2001                      14.54         1.16           .82           (.29)           (.01)     1.68        (.88)     (.02)     (.90)
2000                      15.20         1.19          (.53)          (.30)           (.02)      .34        (.92)     (.08)    (1.00)
1999                      15.91         1.15          (.63)          (.21)           (.02)      .29        (.92)     (.06)     (.98)
1998                      15.95         1.17          (.01)          (.24)             --       .92        (.95)     (.01)     (.96)

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                   15.56          .52           .10           (.04)             --       .58        (.45)       --      (.45)
2002                      15.31         1.05           .16           (.11)             --      1.10        (.85)       --      (.85)
2001                      14.24         1.07          1.07           (.25)             --      1.89        (.82)       --      (.82)
2000                      14.68         1.07          (.41)          (.27)             --       .39        (.83)       --      (.83)
1999                      15.30         1.05          (.64)          (.21)             --       .20        (.82)       --      (.82)
1998                      15.14         1.04           .19           (.25)             --       .98        (.82)       --      (.82)

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                   14.42          .50           .32           (.04)             --       .78        (.42)       --      (.42)
2002(a)                   14.33          .76           .22           (.07)             --       .91        (.63)       --      (.63)
====================================================================================================================================
                                                                  Total Returns
                                                               -------------------
                                                                             Based
                          Offering                                              on
                         Costs and       Ending                             Common
                         Preferred       Common                 Based        Share
                             Share        Share      Ending        on          Net
                      Underwriting    Net Asset      Market    Market        Asset
                         Discounts        Value       Value     Value**      Value**
====================================================================================
MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                       $ --       $15.58    $15.4500      (.48)%       4.36%
2002                            --        15.48     16.1000     11.18         7.68
2001                            --        15.32     15.4200     17.11        11.90
2000                            --        14.54     14.0000     (9.92)        2.51
1999                          (.02)       15.20     16.6875      2.18         1.62
1998                            --        15.91     17.3125     10.27         5.97

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                         --        15.69     14.8000      (.66)        3.74
2002                            --        15.56     15.3500     10.52         7.40
2001                            --        15.31     14.7100     17.81        13.61
2000                            --        14.24     13.2500     (6.16)        2.95
1999                            --        14.68     15.0625      5.95         1.23
1998                            --        15.30     15.0000     13.74         6.62

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                        .03        14.81     14.7000      3.27         5.64
2002(a)                       (.19)       14.42     14.6500      2.00         5.21
====================================================================================
                                                     Ratios/Supplemental Data
                      -----------------------------------------------------------------------------------------
                                    Before Credit/Reimbursement    After Credit/Reimbursement***
                                    ---------------------------    -----------------------------
                                                   Ratio of Net                    Ratio of Net
                                       Ratio of      Investment        Ratio of      Investment
                            Ending     Expenses       Income to        Expenses       Income to
                               Net   to Average      Average to         Average         Average
                            Assets   Net Assets      Net Assets      Net Assets      Net Assets
                        Applicable   Applicable      Applicable      Applicable      Applicable      Portfolio
                      U  to Common    to Common       to Common       to Common       to Common       Turnover
                       Shares (000)      Shares++        Shares++        Shares++        Shares++         Rate
===============================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
---------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                   $180,924         1.25%*          6.63%*          1.25%*          6.64%*           12%
2002                       179,630         1.28            7.29            1.27            7.29             19
2001                       176,664         1.30            7.79            1.29            7.80             20
2000                       167,429         1.29            8.29            1.27            8.31             25
1999                       174,591         1.19            7.28            1.19            7.28             21
1998                       181,259         1.19            7.35            1.19            7.35              8

MICHIGAN PREMIUM
INCOME (NMP)
---------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                    120,833         1.22*           6.54*           1.21*           6.55*             7
2002                       119,820         1.25            6.82            1.24            6.83              9
2001                       117,784         1.24            7.24            1.23            7.25             15
2000                       109,565         1.29            7.73            1.28            7.74             34
1999                       112,851         1.29            6.82            1.28            6.83              9
1998                       117,451         1.29            6.87            1.29            6.87              6

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
---------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(b)                     30,494         1.34*           6.22*            .86*           6.70*             2
2002(a)                     29,679         1.35*           6.00*            .90*           6.45*            21
===============================================================================================================
                         Preferred Shares at End of Period
                      ---------------------------------------
                        Aggregate     Liquidation
                           Amount      and Market       Asset
                      Outstanding           Value    Coverage
                            (000)       Per Share   Per Share
=============================================================
MICHIGAN QUALITY
INCOME (NUM)
-------------------------------------------------------------
Year Ended 7/31:
2003(b)                   $94,000         $25,000     $73,118
2002                       94,000          25,000      72,774
2001                       94,000          25,000      71,985
2000                       94,000          25,000      69,529
1999                       94,000          25,000      71,434
1998                       80,000          25,000      81,644

MICHIGAN PREMIUM
INCOME (NMP)
-------------------------------------------------------------
Year Ended 7/31:
2003(b)                    56,000          25,000      78,943
2002                       56,000          25,000      78,491
2001                       56,000          25,000      77,582
2000                       56,000          25,000      73,913
1999                       56,000          25,000      75,380
1998                       56,000          25,000      77,433

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-------------------------------------------------------------
Year Ended 7/31:
2003(b)                    16,000          25,000      72,646
2002(a)                    16,000          25,000      71,374
=============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period September 25, 2001 (commencement of operations) through July
     31, 2002.
(b)  For the six months ended January 31, 2003.

                                 See accompanying notes to financial statements.

                                  56-57 SPREAD

                       Financial HIGHLIGHTS (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                       Investment Operations                                Less Distributions
                                  -----------------------------------------------------------------  ------------------------------

                                                            Distributions   Distributions
                                                                 from Net            from                   Net
                      Beginning                        Net     Investment         Capital            Investment   Capital
                         Common                  Realized/      Income to        Gains to             Income to  Gains to
                          Share          Net    Unrealized      Preferred       Preferred                Common    Common
                      Net Asset   Investment    Investment         Share-          Share-                Share-    Share-
                          Value       Income   Gain (Loss)        holders+        holders+    Total     holders   holders     Total
====================================================================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                  $16.36        $ .56         $ .17          $(.04)            $--     $ .69       $(.49)     $ --     $(.49)
2002                      16.10         1.14           .18           (.13)             --      1.19        (.93)       --      (.93)
2001                      15.52         1.20           .56           (.27)             --      1.49        (.91)       --      (.91)
2000                      16.13         1.21          (.56)          (.29)             --       .36        (.97)       --      (.97)
1999                      16.65         1.21          (.51)          (.24)             --       .46        (.98)       --      (.98)
1998                      16.57         1.22           .09           (.26)             --      1.05        (.97)       --      (.97)

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                   14.83          .53           .08           (.04)             --       .57        (.45)     (.01)     (.46)
2002                      14.57         1.06           .19           (.12)             --      1.13        (.87)       --      (.87)
2001(a)                   14.33          .29           .35           (.04)             --       .60        (.22)       --      (.22)

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                   14.48          .51           .21           (.04)             --       .68        (.42)       --      (.42)
2002(b)                   14.33          .78           .23           (.08)             --       .93        (.62)       --      (.62)

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                   14.83          .49           .20           (.04)           (.01)      .64        (.44)     (.06)     (.50)
2002(c)                   14.33          .25           .65           (.02)             --       .88        (.22)       --      (.22)
====================================================================================================================================
                                                                    Total Returns
                                                               ---------------------
                                                                             Based
                          Offering                                              on
                         Costs and       Ending                             Common
                         Preferred       Common                 Based        Share
                             Share        Share      Ending        on          Net
                      Underwriting    Net Asset      Market    Market        Asset
                         Discounts        Value       Value     Value**      Value**
====================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                       $ --       $16.56    $16.9000     (6.62)%       4.23%
2002                            --        16.36     18.6200     17.00         7.63
2001                            --        16.10     16.8000      6.86         9.85
2000                            --        15.52     16.6250     (1.80)        2.50
1999                            --        16.13     18.0000      5.09         2.74
1998                            --        16.65     18.0625     10.14         6.53

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                        .01        14.95     15.5000      5.40         3.93
2002                            --        14.83     15.1500      4.48         8.02
2001(a)                       (.14)       14.57     15.3500      3.77         3.21

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                        .02        14.76     14.4000      1.18         4.88
2002(b)                       (.16)       14.48     14.6500      1.91         5.58

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                       (.01)       14.96     15.1000      2.00         4.23
2002(c)                       (.16)       14.83     15.3000      3.47         5.05
====================================================================================
                                                      Ratios/Supplemental Data
                      ----------------------------------------------------------------------------------------
                                   Before Credit/Reimbursement    After Credit/Reimbursement***
                                   ---------------------------    -----------------------------
                                                  Ratio of Net                    Ratio of Net
                                      Ratio of      Investment        Ratio of      Investment
                           Ending     Expenses       Income to        Expenses       Income to
                              Net   to Average      Average to         Average         Average
                           Assets   Net Assets      Net Assets      Net Assets      Net Assets
                       Applicable   Applicable      Applicable      Applicable      Applicable      Portfolio
                        to Common    to Common       to Common       to Common       to Common       Turnover
                      Shares (000)      Shares++        Shares++        Shares++        Shares++         Rate
==============================================================================================================
OHIO QUALITY
INCOME (NUO)
--------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                  $158,790         1.23%*          6.66%*          1.22%*          6.67%*            7%
2002                      156,351         1.26            7.10            1.24            7.12             26
2001                      153,164         1.32            7.58            1.30            7.60             15
2000                      147,045         1.31            7.88            1.29            7.89             11
1999                      151,961         1.26            7.26            1.25            7.27              3
1998                      155,940         1.29            7.37            1.29            7.37              9

OHIO DIVIDEND
ADVANTAGE (NXI)
--------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                    63,097         1.25*           6.54*           .79*            7.00*             5
2002                       62,548         1.24            6.79            .78             7.25             18
2001(a)                    61,424         1.15*           5.58*           .71*            6.02*             4

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                    45,962         1.30*           6.34*           .83*            6.81*             9
2002(b)                    45,073         1.25*           6.12*           .80*            6.57*            39

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                    32,276         1.30*           5.97*           .83*            6.44*             9
2002(c)                    31,995         1.22*           4.72*           .80*            5.15*             7
==============================================================================================================
                         Preferred Shares at End of Period
                      ---------------------------------------
                        Aggregate     Liquidation
                           Amount      and Market       Asset
                      Outstanding           Value    Coverage
                            (000)       Per Share   Per Share
=============================================================
OHIO QUALITY
INCOME (NUO)
-------------------------------------------------------------
Year Ended 7/31:
2003(d)                      $77,000      $25,000     $76,555
2002                          77,000       25,000      75,763
2001                          77,000       25,000      74,729
2000                          77,000       25,000      72,742
1999                          77,000       25,000      74,338
1998                          77,000       25,000      75,630

OHIO DIVIDEND
ADVANTAGE (NXI)
-------------------------------------------------------------
Year Ended 7/31:
2003(d)                       31,000       25,000      75,884
2002                          31,000       25,000      75,442
2001(a)                       31,000       25,000      74,535

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
-------------------------------------------------------------
Year Ended 7/31:
2003(d)                       24,000       25,000      72,877
2002(b)                       24,000       25,000      71,951

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
-------------------------------------------------------------
Year Ended 7/31:
2003(d)                       16,500       25,000      73,903
2002(c)                       16,500       25,000      73,477
=============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period March 28, 2001 (commencement of operations) through July 31,
     2001.
(b)  For the period September 26, 2001 (commencement of operations) through July
     31, 2002.
(c)  For the period March 27, 2002 (commencement of operations) through July 31,
     2002.
(d)  For the six months ended January 31, 2003.

                                 See accompanying notes to financial statements.

                                  58-59 SPREAD

Build Your Wealth
       AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distrib utions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.



GLOSSARY OF TERMS USED IN THIS REPORT
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended January 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

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

Serving Investors
          FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



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